UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: MuniYield Quality Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniYield Quality Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 - Report to Stockholders

                                MuniYield Fund, Inc.
                                MuniYield Quality Fund, Inc.
                                MuniYield Quality Fund II, Inc.

Annual Reports
October 31, 2005

MuniYield Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of October 31, 2005, the percentages of MuniYield Fund, Inc.'s, MuniYield Quality Fund, Inc.'s and MuniYield Quality Fund II, Inc.'s total net assets invested in inverse floaters were 7.69%, 12.58% and 11.67%, respectively, before the deduction of Preferred Stock.


2                  ANNUAL REPORTS           OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                   6-month        12-month
==============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 5.27%         + 8.72%
----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           +12.25          +12.08
----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        + 8.63          +18.09
----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.15          + 1.13
----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.59          + 2.54
----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.87          + 3.54
----------------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


                   ANNUAL REPORTS           OCTOBER 31, 2005                   3

A Discussion With Your Funds' Portfolio Managers

      The Funds outperformed their respective Lipper category averages for the fiscal year and ended the period with a relatively neutral exposure to interest rate risk.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly while their yields, which move in the opposite direction, fell. By the end of June 2005, 30-year U.S. Treasury bond yields had declined 60 basis points (.60%) to 4.19%. Bond prices improved in response to several favorable factors, including moderating U.S. economic growth, slowing growth in foreign economies, modest inflationary pressures and strong demand for U.S. Treasury issues from Asian governments.

During the final months of the period, however, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth also added to inflationary concerns. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

During the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago. Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion -- a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.


4                  ANNUAL REPORTS           OCTOBER 31, 2005

MuniYield Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Fund, Inc. had net annualized yields of 6.86% and 7.00%, based on a year-end per share net asset value of $14.48 and a per share market price of $14.20, respectively, and $.994 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.38%, based on a change in per share net asset value from $14.31 to $14.48, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, significantly exceeded the +5.08% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Fund performance was driven by our overweight exposure to lower-rated, higher-yielding credits, which outperformed the broader market as credit spreads tightened during the year. The Fund benefited from the incremental yield generated by these issues. Also additive to performance was our above-average exposure to industrial development bonds, those issued by governmental agencies on behalf of corporate entities to finance qualified projects. In selecting securities in these sectors, we used the skill of our in-house staff of analysts, and we were effectively able to capture much of the spread compression and outperformance generated by these issues.

In addition, our neutral duration posture (that is, interest rate risk consistent with that of our peers) and our strategy of moving further out on the municipal yield curve enhanced results for the period. Based on our expectation that the curve would flatten, we reduced exposure to bonds with 10-year maturities in favor of 15-year and 25-year - 30-year issues. As the curve flattened significantly, longer-dated bonds outperformed those with shorter maturities, and Fund performance benefited accordingly.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +1.88%, based on a change in per share net asset value from $14.70 to $14.48, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity during the year was primarily driven by our curve flattening strategy, but also by our perception of good relative value at other points along the yield curve. Specifically, in and around the 15-year and 25-year areas of the curve, we purchased high-quality, liquid names. We paid for these purchases with the proceeds from bonds that recently had been advance refunded. This enabled us to lock in capital gains and redeploy the assets in areas where we identified compelling value.

We reduced our overweight exposure to some of the riskier, higher-yielding credits, albeit at a modest pace. In particular, we trimmed our position in industrial development bonds rated B and BB. For the most part, the proceeds from these sales were reinvested in health care and land-secured special tax bonds, both of which exhibit stable credit outlooks.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.60% for Series A, 2.54% for Series B, 2.72% for Series C, 2.20% for Series D, 2.41% for Series E, 2.43% for Series F and 2.43% for Series G. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.33% of total net assets, before the deduction of Preferred Stock. (For a more


                   ANNUAL REPORTS           OCTOBER 31, 2005                   5
complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was positioned relatively neutral in terms of interest rate risk, and somewhat less heavily weighted in lower-rated and non-rated securities. We anticipate making further progress in reducing that exposure in the coming months. In addition, we would also expect to lengthen the portfolio's duration modestly, anticipating a slower economy and reflecting our view that current inflationary fears are transitory. We will look to maintain our yield advantage, a strategy that has enabled the Fund to outperform its peers in a relatively stable interest rate environment.

MuniYield Quality Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Quality Fund, Inc. had net annualized yields of 6.37% and 6.71%, based on a year-end per share net asset value of $15.02 and a per share market price of $14.27, respectively, and $.957 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.10%, based on a change in per share net asset value from $15.54 to $15.02, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +2.93% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The advance refunding of significant positions in the portfolio benefited Fund performance most, particularly in the second half of the year. When municipal bonds are advance refunded, or refinanced ahead of their maturity date, their prices generally increase sharply. In addition, our defensive market posture, which detracted from relative performance in the first half of the fiscal year, enhanced results in the second half as long-term interest rates rose. Finally, our ability to generate an above-average yield was additive to performance throughout the 12-month period.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +.58%, based on a change in per share net asset value from $15.41 to $15.02, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

As in prior periods, we continued to favor bonds in the 25-year maturity range and with premium coupons. More recently, we began to transition away from our defensive market stance, taking advantage of episodes of market weakness (rising yields and falling prices) to move toward a more neutral duration. We made this shift in recognition of the overall higher yields in the market. The long end of the curve, where yields had remained stubbornly low, finally began to inch higher toward period-end.

The yield curve flattening phenomenon continued throughout the year, although it was a much more significant factor in the first half of the fiscal year than in the latter months. From May to October, the municipal yield curve flattened approximately 10 basis points - 15 basis points between the 10-year and 30-year sectors. This compared to 40 basis points in flattening in the first six months. Nevertheless, we continued to pursue higher yields throughout the year by moving further out on the curve and reducing exposure to shorter maturities. In doing so, we carefully considered each bond's acquisition yield to ensure that the sales would not have a material negative impact on the Fund's income stream, as some of these shorter-maturity bonds were acquired in higher interest rate environments. We also maintained the Fund's fully invested position in an effort to preserve the level of income available to shareholders.


6                  ANNUAL REPORTS           OCTOBER 31, 2005

Finally, the Fund increased its use of leverage during the period with the issuance of additional Auction Market Preferred Stock (AMPS). The goal was to bring the Fund's AMPS leverage more in line with that of its peers and to generate additional income for the portfolio. With the proceeds from the sale of the AMPS, we invested in the longer end of the municipal yield curve, consistent with our underlying investment strategy.

For the six-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.61% for Series A, 2.35% for Series B, 2.34% for Series C, 2.32% for Series D and 2.58% for Series E. The Fed's interest rate hikes clearly are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.37% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We continue to favor maturities in the 25-year range. The Fund ended the period close to neutral in terms of interest rate exposure. The Fed, having already raised interest rates 12 times since June 2004, has come a long way in its measured monetary tightening campaign. In recognition of this and the higher rates all along the curve, we believe a more neutral duration is the appropriate course. Having said that, we stand ready to adjust our strategy as market dynamics dictate. At period-end, the Fund remained fully invested, reflecting our efforts to generate the greatest level of tax-exempt income for our shareholders.


                   ANNUAL REPORTS           OCTOBER 31, 2005                   7

A Discussion With Your Funds' Portfolio Managers (concluded)

MuniYield Quality Fund II, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Quality Fund II, Inc. had net annualized yields of 6.35% and 6.60%, based on a year-end per share net asset value of $13.36 and a per share market price of $12.86, respectively, and $.849 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.98%, based on a change in per share net asset value from $13.72 to $13.36, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.93% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The first six months of the year brought especially strong performance from a relatively large, uninsured credit in the portfolio. Uninsured bonds performed quite well as credit spreads (versus bonds of higher quality but similar maturity) continued to narrow over the year. We took the opportunity to lock in profits and sold the position.

In the second half of the year, the advance refunding of significant positions in the portfolio benefited performance most. When municipal bonds are advance refunded, or refinanced ahead of their maturity date, their prices generally increase sharply. In addition, our defensive market posture, which detracted from relative performance in the first half of the fiscal year, enhanced results in the second half as long-term interest rates rose. Finally, our ability to generate an above-average yield was additive to performance throughout the 12-month period.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +.57%, based on a change in per share net asset value from $13.71 to $13.36, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

As in prior periods, we continued to favor bonds in the 25-year maturity range and with premium coupons. More recently, we began to transition away from our defensive market stance, taking advantage of episodes of market weakness (rising yields and falling prices) to move toward a more neutral duration. We made this shift in recognition of the overall higher yields in the market. The long end of the curve, where yields had remained stubbornly low, finally began to inch higher toward period-end.

The yield curve flattening phenomenon continued throughout the year, although it was a much more significant factor in the first half of the fiscal year than in the latter months. From May to October, the municipal yield curve flattened approximately 10 basis points - 15 basis points between the 10-year and 30-year sectors. This compared to 40 basis points in flattening in the first six months. Nevertheless, we continued to pursue higher yields throughout the year by moving further out on the curve and reducing exposure to shorter maturities. In doing so, we carefully considered each bond's acquisition yield to ensure that the sales would not have a material negative impact on the Fund's income stream, as some of these shorter-maturity bonds were acquired in higher interest rate environments. We also maintained the Fund's fully invested position in an effort to preserve the level of income available to shareholders.


8                  ANNUAL REPORTS           OCTOBER 31, 2005

Finally, the Fund increased its use of leverage during the period with the issuance of additional Auction Market Preferred Stock (AMPS). The goal was to bring the Fund's AMPS leverage more in line with that of its peers and to generate additional income for the portfolio. With the proceeds from the sale of the AMPS, we invested in the longer end of the municipal yield curve, consistent with our underlying investment strategy.

For the six-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.60% for Series A, 2.25% for Series B, 2.28% for Series C and 2.53% for Series D. The Fed's interest rate hikes clearly are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.89% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We continue to favor maturities in the 25-year range. The Fund ended the period close to neutral in terms of interest rate exposure. The Fed, having already raised interest rates 12 times since June 2004, has come a long way in its measured monetary tightening campaign. In recognition of this and the higher rates all along the curve, we believe a more neutral duration is the appropriate course. Having said that, we stand ready to adjust our strategy as market dynamics dictate. At period-end, the Fund remained fully invested, reflecting our efforts to generate the greatest level of tax-exempt income for our shareholders.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniYield Fund, Inc.

Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.

November 16, 2005


                   ANNUAL REPORTS           OCTOBER 31, 2005                   9

Portfolio Information

Quality Profiles as of October 31, 2005

                                                                      Percent of
MuniYield Fund, Inc. by                                                 Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               36.7%
AA/Aa ...................................................               12.0
A/A .....................................................                9.8
BBB/Baa .................................................               15.4
BB/Ba ...................................................                4.8
B/B .....................................................                2.6
CCC/Caa .................................................                1.8
NR (Not Rated) ..........................................               16.6
Other* ..................................................                0.3
--------------------------------------------------------------------------------

                                                                      Percent of
MuniYield Quality Fund II, Inc. by                                      Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               90.2%
AA/Aa ...................................................                3.4
A/A .....................................................                5.4
BBB/Baa .................................................                0.4
NR (Not Rated) ..........................................                0.3
Other* ..................................................                0.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
MuniYield Quality Fund, Inc. by                                         Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               86.5%
AA/Aa ...................................................                5.8
A/A .....................................................                4.9
BBB/Baa .................................................                0.3
NR (Not Rated) ..........................................                0.9
Other* ..................................................                1.6
--------------------------------------------------------------------------------

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.


10                 ANNUAL REPORTS           OCTOBER 31, 2005

Schedule of Investments                     MuniYield Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Alabama--1.6%
              $ 2,500      Huntsville, Alabama, Health Care Authority Revenue
                              Bonds, Series B, 5.75% due 6/01/2032                               $    2,627
                5,250      Jefferson County, Alabama, Limited Obligation School
                              Warrants, Series A, 5.50% due 1/01/2022                                 5,605
                2,200      Tuscaloosa, Alabama, Special Care Facilities Financing
                              Authority, Residential Care Facility Revenue Bonds
                              (Capstone Village, Inc. Project) Series A,
                              5.625% due 8/01/2025                                                    2,186
===========================================================================================================
Arizona--9.3%
                           Arizona State Transportation Board, Highway Revenue
                              Bonds, Sub-Series A:
                5,825            5% due 7/01/2021                                                     6,121
                7,030            5% due 7/01/2022                                                     7,367
                5,240            5% due 7/01/2023                                                     5,476
                3,400      Maricopa County, Arizona, IDA, Education Revenue
                              Bonds (Arizona Charter Schools Project 1), Series A,
                              6.75% due 7/01/2029                                                     3,409
                           Maricopa County, Arizona, IDA, M/F Housing Revenue
                              Refunding Bonds (CRS Pine Ridge Housing Corporation),
                              Series A-1 (d)(g):
                5,000            6% due 10/20/2031                                                    5,263
                5,000            6.05% due 10/20/2036                                                 5,215
                           Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding
                              Bonds (America West Airlines Inc. Project), AMT:
                5,800            6.25% due 6/01/2019                                                  4,594
                6,900            6.30% due 4/01/2023                                                  5,074
                           Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                              (Summit Apartments LLC Project) (g):
                1,610            6.25% due 7/20/2022                                                  1,728
                1,425            6.45% due 7/20/2032                                                  1,524
                1,305            6.55% due 7/20/2037                                                  1,400
                1,400      Pima County, Arizona, IDA, Education Revenue Bonds
                              (Arizona Charter Schools Project II), Series A,
                              6.75% due 7/01/2031                                                     1,463
                           Vistancia Community Facilities District, Arizona, GO:
                3,000            5.50% due 7/15/2020                                                  3,009
                2,125            5.75% due 7/15/2024                                                  2,134
                5,900      Yavapai County, Arizona, IDA, Hospital Facility Revenue
                              Bonds (Yavapai Regional Medical Center), Series A,
                              6% due 8/01/2033                                                        6,271
===========================================================================================================
Arkansas--0.9%
                           University of Arkansas, University Construction Revenue
                              Bonds (UAMS Campus), Series B (e):
                2,000            5% due 11/01/2020                                                    2,110
                1,600            5% due 11/01/2027                                                    1,665
                1,000      University of Arkansas, University Revenue Refunding
                              Bonds (UAMS Campus), Series A, 5%
                              due 11/01/2014 (e)                                                      1,080
                1,000      Washington County, Arkansas, Hospital Construction
                              Revenue Refunding Bonds (Regional Medical Center),
                              Series A, 5% due 2/01/2035                                                967
===========================================================================================================
California--13.9%
                8,760      California State, GO, 5% due 2/01/2033                                     8,872
                           California State Public Works Board, Lease Revenue Bonds:
                2,000            (Department of Corrections), Series C,
                                     5% due 6/01/2025                                                 2,052
                4,500            (Department of Mental Health--Coalinga State
                                     Hospital), Series A, 5.125% due 6/01/2029                        4,618
                           California State, Various Purpose, GO:
                6,800            5.25% due 11/01/2025                                                 7,163
               10,000            5% due 4/01/2031 (c)                                                10,290
                5,550            5.50% due 11/01/2033                                                 5,948
                           Golden State Tobacco Securitization Corporation of
                              California, Tobacco Settlement Revenue Bonds:
                5,500            Series A-3, 7.875% due 6/01/2042                                     6,713
                7,500            Series A-4, 7.80% due 6/01/2042                                      9,118
               18,400      Los Angeles, California, Unified School District, GO,
                              Series A, 5% due 7/01/2023 (i)                                         19,169
                2,500      Sacramento County, California, Sanitation District
                              Financing Authority, Revenue Refunding Bonds,
                              Series A, 6% due 12/01/2019                                             2,531
                5,145      Santa Clara, California, Subordinated Electric Revenue
                              Bonds, Series A, 5% due 7/01/2022 (e)                                   5,358
                7,465      University of California Revenue Bonds (Multiple
                              Purpose Projects), Series Q, 5% due 9/01/2021 (i)                       7,778
===========================================================================================================
Colorado--4.6%
                  400      Colorado HFA, Revenue Refunding Bonds (S/F Program),
                              AMT, Series D-2, 6.90% due 4/01/2029                                      415
                8,000      Denver, Colorado, City and County Airport Revenue
                              Bonds, AMT, Series D, 7.75% due 11/15/2013 (c)                          9,362
                5,050      Denver, Colorado, Urban Renewal Authority, Tax
                              Increment Revenue Bonds (Pavilions), AMT,
                              7.75% due 9/01/2016                                                     5,261
                           Elk Valley, Colorado, Public Improvement Revenue
                              Bonds (Public Improvement Fee), Series A:
                1,735            7.10% due 9/01/2014                                                  1,857
                5,065            7.35% due 9/01/2031                                                  5,366
                6,850      Plaza Metropolitan District No. 1, Colorado, Tax
                              Allocation Revenue Bonds (Public Improvement Fees),
                              8% due 12/01/2025                                                       7,519
===========================================================================================================

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
ROLS      Reset Option Long Securities
S/F       Single-Family


                   ANNUAL REPORTS           OCTOBER 31, 2005                  11

Schedule of Investments (continued)         MuniYield Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Connecticut--0.7%
              $ 5,000      Bridgeport, Connecticut, Senior Living Facilities Revenue
                              Bonds (3030 Park Retirement Community Project),
                              7.25% due 4/01/2035                                                $    4,200
                  525      Connecticut State Development Authority, IDR (AFCO
                              Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010                          531
===========================================================================================================
Florida--4.4%
                           Hillsborough County, Florida, IDA, Exempt Facilities
                              Revenue Bonds (National Gypsum), AMT:
               11,500            Series A, 7.125% due 4/01/2030                                      12,749
                5,000            Series B, 7.125% due 4/01/2030                                       5,543
                5,450      Midtown Miami, Florida, Community Development
                              District, Special Assessment Revenue Bonds, Series B,
                              6.50% due 5/01/2037                                                     5,847
                1,100      Orange County, Florida, Health Facilities Authority,
                              Health Care Revenue Refunding Bonds (Orlando
                              Lutheran Towers), 5.375% due 7/01/2020                                  1,078
                3,000      Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds,
                              6.25% due 7/01/2028                                                     2,977
===========================================================================================================
Georgia--3.8%
               12,140      Atlanta, Georgia, Airport Revenue Refunding Bonds,
                              Series A, 5.875% due 1/01/2016 (h)                                     13,259
                4,600      Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                              Project), 7.90% due 12/01/2024                                          4,961
                           Brunswick & Glynn County, Georgia, Development
                              Authority, First Mortgage Revenue Bonds (Coastal
                              Community Retirement Corporation Project), Series A:
                2,285            7.125% due 1/01/2025                                                 2,389
                3,595            7.25% due 1/01/2035                                                  3,758
===========================================================================================================
Idaho--1.7%
                  380      Idaho Housing Agency, S/F Mortgage Revenue
                              Refunding Bonds, AMT, Senior Series C-2,
                              7.15% due 7/01/2023                                                       380
               10,000      Power County, Idaho, Industrial Development
                              Corporation, Solid Waste Disposal Revenue
                              Bonds (FMC Corporation Project), AMT,
                              6.45% due 8/01/2032                                                    10,474
===========================================================================================================
Illinois--4.4%
                  725      Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                              Project), 8% due 10/01/2016                                               759
               13,200      Chicago, Illinois, O'Hare International Airport
                              Revenue Bonds, 3rd Lien, AMT, Series B-2,
                              6% due 1/01/2029 (j)                                                   14,549
                3,915      Chicago, Illinois, O'Hare International Airport, Special
                              Facility Revenue Refunding Bonds (American Airlines
                              Inc. Project), 8.20% due 12/01/2024                                     3,313
                   65      Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                              Series B, 7.625% due 9/01/2027 (f)(g)(l)                                   66
                3,285      Illinois Development Finance Authority Revenue Bonds
                              (Presbyterian Home Lake Project), Series B,
                              6.30% due 9/01/2022 (i)                                                 3,424
                1,750      Illinois State Finance Authority Revenue Bonds
                              (Friendship Village of Schaumburg), Series A,
                              5.625% due 2/15/2037                                                    1,733
                4,000      Metropolitan Pier and Exposition Authority, Illinois,
                              Dedicated State Tax Revenue Bonds (McCormick
                              Place Expansion), Series A, 5.50% due 6/15/2023 (e)                     4,343
===========================================================================================================
Indiana--0.5%
                2,850      Indiana Municipal Power Agency, Power Supply System
                              Revenue Bonds, Series A, 5% due 1/01/2029 (h)                           2,930
===========================================================================================================
Kansas--0.2%
                1,250      Lenexa, Kansas, Health Care Facility Revenue
                              Bonds (Lakeview Village Inc.), Series C,
                              6.875% due 5/15/2032                                                    1,338
===========================================================================================================
Kentucky--0.5%
                3,000      Kentucky Economic Development Finance Authority,
                              Health System Revenue Refunding Bonds (Norton
                              Healthcare Inc.), Series A, 6.625% due 10/01/2028                       3,257
===========================================================================================================
Louisiana--4.1%
                6,750      Louisiana Public Facilities Authority, Hospital Revenue
                              Bonds (Franciscan Missionaries of Our Lady Health
                              System, Inc.), Series A, 5.25% due 8/15/2036                            6,859
               19,000      Port New Orleans, Louisiana, IDR, Refunding (Continental
                              Grain Company Project), 6.50% due 1/01/2017                            19,408
===========================================================================================================
Maryland--1.4%
                3,000      Maryland State Energy Financing Administration,
                              Limited Obligation Revenue Bonds (Cogeneration--
                              AES Warrior Run), AMT, 7.40% due 9/01/2019                              3,044
                4,000      Maryland State Health and Higher Educational Facilities
                              Authority Revenue Refunding Bonds (University of
                              Maryland Medical System), 6% due 7/01/2032                              4,297
                  500      Maryland State Industrial Development Financing
                              Authority, Economic Development Revenue Bonds
                              (Our Lady of Good Counsel School), Series A,
                              6% due 5/01/2035                                                          509
                1,500      Prince Georges County, Maryland, Special Obligation
                              Bonds (National Harbor Project), 5.20%
                              due 7/01/2034                                                           1,502
===========================================================================================================
Massachusetts--9.7%
                6,640      Massachusetts Bay Transportation Authority, Sales Tax
                              Revenue Refunding Bonds, Senior Series A,
                              5% due 7/01/2032                                                        6,794
               10,000      Massachusetts State, Consolidated Loan, GO, Series C,
                              5% due 9/01/2022                                                       10,466
                3,500      Massachusetts State Development Finance Agency,
                              Human Service Provider Revenue Bonds (Seven Hills
                              Foundation & Affiliates), 5% due 9/01/2035 (n)                          3,538
                1,700      Massachusetts State Development Finance Agency
                              Revenue Bonds (WGBH Educational Foundation),
                              Series A, 5.375% due 1/01/2042 (c)                                      1,802
                2,750      Massachusetts State Development Finance Agency,
                              Revenue Refunding Bonds (Western New England
                              College), Series A, 5% due 9/01/2033                                    2,801
                6,250      Massachusetts State Health and Educational Facilities
                              Authority, Revenue Bonds (University of Massachusetts
                              Memorial Healthcare), Series D, 5% due 7/01/2033                        6,139
               19,330      Massachusetts State School Building Authority,
                              Dedicated Sales Tax Revenue Bonds, Series A,
                              5% due 8/15/2030 (i)                                                   19,979
               10,000      Massachusetts State Special Obligation Dedicated Tax
                              Revenue Bonds, 5.25% due 1/01/2014 (b)(h)                              10,841
===========================================================================================================


12                 ANNUAL REPORTS           OCTOBER 31, 2005

Schedule of Investments (continued)         MuniYield Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Michigan--0.9%
              $ 6,060      Macomb County, Michigan, Hospital Finance Authority,
                              Hospital Revenue Bonds (Mount Clemens General
                              Hospital), Series B, 5.875% due 11/15/2034                         $    6,115
===========================================================================================================
Minnesota--0.9%
                           Eden Prairie, Minnesota, M/F Housing Revenue Bonds
                              (Rolling Hills Project), Series A (g):
                  420            6% due 8/20/2021                                                       457
                2,000            6.20% due 2/20/2043                                                  2,150
                  960      Minneapolis, Minnesota, M/F Housing Revenue Bonds
                              (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                     1,004
                           Minnesota State Municipal Power Agency, Electric
                              Revenue Bonds:
                1,000            5% due 10/01/2030                                                    1,009
                1,500            5% due 10/01/2035                                                    1,509
===========================================================================================================
Missouri--2.0%
                           Fenton, Missouri, Tax Increment Revenue Refunding and
                              Improvement Bonds (Gravois Bluffs):
                  230            6.75% due 10/01/2015                                                   231
                2,800            7% due 10/01/2021                                                    2,993
                           Kansas City, Missouri, Municipal Assistance Corporation,
                              Leasehold Improvement Revenue Bonds (H. Roe
                              Bartle Convention Center), Series B-1 (c):
               15,000            5.383%** due 4/15/2028                                               4,959
                5,000            5.28%** due 4/15/2029                                                1,570
                5,000            5.31%** due 4/15/2030                                                1,491
                5,000            5.32%** due 4/15/2031                                                1,415
                  185      Missouri State Housing Development Commission, S/F
                              Mortgage Revenue Bonds, Homeownership, AMT,
                              Series B, 7.55% due 9/01/2027 (f)(g)                                      187
===========================================================================================================
Nebraska--0.3%
                           Lincoln, Nebraska, Sanitation and Sewer Revenue Bonds:
                  865            4.25% due 6/15/2024                                                    816
                  905            4.25% due 6/15/2025                                                    849
===========================================================================================================
New Hampshire--0.6%
                3,425      New Hampshire Health and Education Facilities
                              Authority, Revenue Refunding Bonds (Elliot Hospital),
                              Series B, 5.60% due 10/01/2022                                          3,591
===========================================================================================================
New Jersey--19.0%
                4,500      Garden State Preservation Trust of New Jersey, Open
                              Space and Farmland Preservation Revenue Bonds,
                              Series A, 5.80% due 11/01/2022 (i)                                      5,107
               11,435      New Jersey EDA, Cigarette Tax Revenue Bonds,
                              5.50% due 6/15/2024                                                    11,871
                           New Jersey EDA, First Mortgage Revenue Bonds, Series A:
                  710            (Lions Gate Project), 5.75% due 1/01/2025                              719
                  230            (Lions Gate Project), 5.875% due 1/01/2037                             234
                3,000            (The Presbyterian Home), 6.375% due 11/01/2031                       3,088
               20,000      New Jersey EDA, Motor Vehicle Surcharge Revenue
                              Bonds, Series A, 5% due 7/01/2029 (e)                                  20,754
                4,400      New Jersey EDA, Retirement Community Revenue
                              Bonds (Cedar Crest Village Inc. Facility), Series A,
                              7.25% due 11/15/2031                                                    4,756
                           New Jersey EDA, School Facilities Construction
                              Revenue Bonds, Series O:
                8,825            5.25% due 3/01/2023                                                  9,345
                1,585            5.25% due 3/01/2026                                                  1,671
                           New Jersey EDA, Special Facility Revenue Bonds
                              (Continental Airlines Inc. Project), AMT:
                3,905            6.25% due 9/15/2019                                                  3,316
               14,830            6.25% due 9/15/2029                                                 11,990
                3,680      New Jersey Health Care Facilities Financing Authority
                              Revenue Bonds (Pascack Valley Hospital Association),
                              6.625% due 7/01/2036                                                    3,768
                1,500      New Jersey Health Care Facilities Financing Authority,
                              Revenue Refunding Bonds (Pascack Valley Hospital
                              Association), 5.125% due 7/01/2028                                      1,300
                9,410      New Jersey State Transportation Trust Fund Authority,
                              Transportation System Revenue Bonds, Series D,
                              5% due 6/15/2020 (i)                                                    9,849
                4,360      Port Authority of New York and New Jersey, Revenue
                              Refunding Bonds, DRIVERS, AMT, Series 177,
                              8.977% due 10/15/2032 (e)(m)                                            4,827
               20,575      Port Authority of New York and New Jersey, Special
                              Obligation Revenue Bonds, DRIVERS, AMT, Series 192,
                              8.477% due 12/01/2025 (e)(m)                                           22,232
                7,500      Tobacco Settlement Financing Corporation of New
                              Jersey, Asset-Backed Revenue Refunding Bonds,
                              6% due 6/01/2037                                                        7,831
===========================================================================================================
New York--17.7%
                2,200      Dutchess County, New York, IDA, Civic Facility Revenue
                              Refunding Bonds (Saint Francis Hospital), Series A,
                              7.50% due 3/01/2029                                                     2,388
                5,595      Metropolitan Transportation Authority, New York,
                              Commuter Facilities Revenue Bonds, RITR, Series 9,
                              9.25% due 7/01/2006 (b)(h)(m)                                           6,040
                           New York City, New York, City IDA, Special Facilities
                              Revenue Bonds, AMT:
                1,250            (British Airways PLC Project), 7.625% due 12/01/2032                 1,344
               10,000            (Terminal One Group Association Project),
                                    6.125% due 1/01/2024                                             10,063
                5,000      New York City, New York, City Municipal Water Finance
                              Authority, Water and Sewer System Revenue Bonds,
                              DRIVERS, Series 198, 8.497% due 6/15/2026 (e)(m)                        5,267
               14,000      New York City, New York, City Municipal Water Finance
                              Authority, Water and Sewer System, Revenue
                              Refunding Bonds, 5.50% due 6/15/2033                                   15,019
               10,000      New York City, New York, GO, Refunding, Trust Receipts,
                              Series R, 9.669% due 5/15/2014 (h)(m)                                  12,499
               10,000      New York City, New York, GO, Series M,
                              5% due 4/01/2021                                                       10,333
                6,500      New York Liberty Development Corporation, Revenue
                              Bonds (Goldman Sachs Headquarters),
                              5.25% due 10/01/2035                                                    7,115
                           New York State Dormitory Authority, Revenue
                              Refunding Bonds (Mount Sinai Health), Series A:
                5,000            6.75% due 7/01/2020                                                  5,381
                  315            6.50% due 7/01/2025                                                    333
                8,360      New York State Dormitory Authority, Supported Debt
                              Revenue Refunding Bonds (Department of Health),
                              Series A, 5% due 7/01/2023 (k)                                          8,678
                2,500      Suffolk County, New York, IDA, IDR, Refunding
                              (Nissequogue Cogeneration Partners Facility), AMT,
                              5.50% due 1/01/2023                                                     2,502


                   ANNUAL REPORTS           OCTOBER 31, 2005                  13

Schedule of Investments (continued)         MuniYield Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
New York (concluded)
              $ 9,400      Tobacco Settlement Financing Corporation of New York
                              Revenue Bonds, Series C-1, 5.50% due 6/01/2021                     $   10,174
               10,000      Triborough Bridge and Tunnel Authority, New York,
                              Subordinate Revenue Bonds, 5.25% due 11/15/2030                        10,515
                           Westchester County, New York, IDA, Continuing Care
                              Retirement Mortgage Revenue Bonds
                              (Kendal on Hudson Project), Series A:
                3,450            6.375% due 1/01/2024                                                 3,651
                2,895            6.50% due 1/01/2034                                                  3,077
===========================================================================================================
North Carolina--1.9%
                2,710      Charlotte, North Carolina, Airport Revenue Bonds,
                              Series A, 5% due 7/01/2029 (e)                                          2,787
                4,750      North Carolina Eastern Municipal Power Agency,
                              Power System Revenue Bonds, Series D,
                              6.75% due 1/01/2026                                                     5,235
                  285      North Carolina HFA, Home Ownership Revenue Bonds,
                              AMT, Series 8-A, 6.20% due 7/01/2016                                      295
                  865      North Carolina HFA, S/F Revenue Bonds, Series II,
                              6.20% due 3/01/2016 (d)                                                   889
                1,000      North Carolina Medical Care Commission, Health
                              Care Facilities, First Mortgage Revenue Bonds (Arbor
                              Acres Community Project), 6.375% due 3/01/2032                          1,039
                2,000      North Carolina Medical Care Commission, Health Care
                              Housing Revenue Bonds (The ARC of North Carolina
                              Projects), Series A, 5.80% due 10/01/2034                               2,045
===========================================================================================================
Ohio--3.6%
                           Cuyahoga County, Ohio, Mortgage Revenue Bonds
                              (West Tech Apartments Project), AMT (g):
                1,410            5.75% due 9/20/2020                                                  1,474
                2,250            5.85% due 9/20/2030                                                  2,346
                5,065      Hamilton County, Ohio, Sewer System Improvement
                              Revenue Bonds (The Metropolitan Sewer District of
                              Greater Cincinnati), Series B, 5% due 12/01/2028 (e)                    5,264
                2,175      Lucas County, Ohio, Health Care Facility Revenue
                              Refunding and Improvement Bonds (Sunset
                              Retirement Communities), Series A,
                              6.625% due 8/15/2030                                                    2,320
                5,000      Mason, Ohio, City School District, GO (School
                              Improvement), 5% due 12/01/2031 (i)                                     5,151
                2,495      Mason, Ohio, Sewer System Revenue Refunding and
                              Improvement Bonds, 5% due 12/01/2028 (e)                                2,581
                  970      Port of Greater Cincinnati Development Authority,
                              Ohio, Special Assessment Revenue Bonds
                              (Cooperative Public Parking Infrastructure Project),
                              6.30% due 2/15/2024                                                     1,026
                           Toledo-Lucas County, Ohio, Port Authority Revenue
                              Bonds (Saint Mary Woods Project), Series A:
                  750            6% due 5/15/2024                                                       759
                2,250            6% due 5/15/2034                                                     2,259
===========================================================================================================
Oregon--1.5%
                4,405      Oregon State Department of Administrative Services,
                              COP, Series A, 6% due 5/01/2010 (b)(c)                                  4,892
                3,085      Oregon State, GO, Refunding (Veterans Welfare),
                              Series 80A, 5.70% due 10/01/2032                                        3,109
                1,830      Portland, Oregon, Housing Authority, Housing Revenue
                              Bonds (Pine Square and University Place), Series A,
                              5.875% due 1/01/2022                                                    1,816
===========================================================================================================
Pennsylvania--6.6%
                5,000      Lehigh County, Pennsylvania, IDA, PCR, Refunding
                              (Pennsylvania Power and Light Utilities Corporation
                              Project), 4.75% due 2/15/2027 (h)                                       5,026
                5,270      Pennsylvania Economic Development Financing
                              Authority, Exempt Facilities Revenue Bonds
                              (National Gypsum Company), AMT, Series A,
                              6.25% due 11/01/2027                                                    5,616
               16,270      Pennsylvania State Higher Educational Facilities
                              Authority, Health Services Revenue Refunding Bonds
                              (Allegheny Delaware Valley Obligation), Series C,
                              5.875% due 11/15/2016 (e)                                              16,968
                           Philadelphia, Pennsylvania, Authority for IDR,
                              Commercial Development:
                1,265            7.75% due 12/01/2017                                                 1,293
                3,650            (Days Inn), Refunding, Series B, 6.50%
                                    due 10/01/2027                                                    3,744
                4,000            (Doubletree), Refunding, Series A, 6.50%
                                    due 10/01/2027                                                    4,103
                5,000      Sayre, Pennsylvania, Health Care Facilities Authority,
                              Revenue Bonds (Guthrie Healthcare System), Series B,
                              7.125% due 12/01/2031                                                   5,898
===========================================================================================================
Rhode Island--1.1%
                4,240      Central Falls, Rhode Island, Detention Facility
                              Corporation, Detention Facility, Revenue Refunding
                              Bonds, 7.25% due 7/15/2035                                              4,396
                           Woonsocket, Rhode Island, GO (h):
                1,225            6% due 10/01/2017                                                    1,369
                1,195            6% due 10/01/2018                                                    1,333
===========================================================================================================
Tennessee--2.3%
                4,610      Hardeman County, Tennessee, Correctional Facilities
                              Corporation Revenue Bonds, 7.75% due 8/01/2017                          4,779
               10,000      McMinn County, Tennessee, IDB, Solid Waste Revenue
                              Bonds (Recycling Facility--Calhoun Newsprint), AMT,
                              7.40% due 12/01/2022                                                   10,120
===========================================================================================================
Texas--13.6%
                5,000      Alliance Airport Authority, Inc., Texas, Special Facilities
                              Revenue Bonds (American Airlines Inc. Project), AMT,
                              7.50% due 12/01/2029                                                    3,766
                           Austin, Texas, Convention Center Revenue Bonds
                              (Convention Enterprises Inc.), First Tier, Series A:
                5,000            6.70% due 1/01/2028                                                  5,338
                5,000            6.70% due 1/01/2032                                                  5,273


14                 ANNUAL REPORTS           OCTOBER 31, 2005

Schedule of Investments (continued)         MuniYield Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
                           Bexar County, Texas, Housing Finance Corporation,
                              M/F Housing Revenue Bonds (Water at Northern
                              Hills Apartments), Series A (e):
              $ 1,300            5.80% due 8/01/2021                                             $    1,330
                2,460            6% due 8/01/2031                                                     2,516
                1,000            6.05% due 8/01/2036                                                  1,023
                6,650      Brazos River Authority, Texas, PCR, Refunding
                              (Utilities Electric Company), AMT, Series B,
                              5.05% due 6/01/2030                                                     6,702
                3,755      Brazos River Authority, Texas, Revenue Refunding
                              Bonds (Reliant Energy Inc. Project), Series B,
                              7.75% due 12/01/2018                                                    4,129
                           Gregg County, Texas, Health Facilities Development
                              Corporation, Hospital Revenue Bonds (Good
                              Shepherd Medical Center Project) (n):
                3,000            6.875% due 10/01/2020                                                3,380
                2,000            6.375% due 10/01/2025                                                2,209
                5,000      Guadalupe-Blanco River Authority, Texas, Sewage and
                              Solid Waste Disposal Facility Revenue Bonds
                              (E.I. du Pont de Nemours and Company Project),
                              AMT, 6.40% due 4/01/2026                                                5,146
                3,900      Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
                              Bonds ( Citgo Petroleum Corporation Project), AMT,
                              7.50% due 5/01/2025                                                     4,398
                1,600      Houston, Texas, Industrial Development Corporation
                              Revenue Bonds (Air Cargo), AMT,
                              6.375% due 1/01/2023                                                    1,648
                           Lower Colorado River Authority, Texas, PCR (Samsung
                              Austin Semiconductor), AMT:
                4,830            6.375% due 4/01/2027                                                 5,089
                3,330            6.95% due 4/01/2030                                                  3,723
                7,030      Matagorda County, Texas, Navigation District Number 1,
                              Revenue Refunding Bonds (Reliant Energy Inc.),
                              Series C, 8% due 5/01/2029                                              7,651
                5,200      Nueces River Authority, Texas, Water Supply Facilities,
                              Revenue Refunding Bonds (Corpus Christi Lake
                              Project), 5% due 7/15/2026 (i)                                          5,394
                3,900      Port Corpus Christi, Texas, Individual Development
                              Corporation, Environmental Facilities Revenue
                              Bonds (Citgo Petroleum Corporation Project), AMT,
                              8.25% due 11/01/2031                                                    4,129
                6,500      Texas State Turnpike Authority, Central Texas Turnpike
                              System Revenue Bonds, First Tier, Series A,
                              5.50% due 8/15/2039 (c)                                                 6,998
                7,020      Tyler, Texas, Waterworks and Sewer Revenue Bonds,
                               5.70% due 9/01/2010 (b)(h)                                             7,700
===========================================================================================================
Utah--0.3%
                1,545      Utah State Board of Regents, Revenue Refunding
                              Bonds (University of Utah Research Facilities),
                              Series A, 5.50% due 4/01/2010 (b)(e)                                    1,686
===========================================================================================================
Virginia--2.8%
                           James City County, Virginia, Economic Development
                              Authority, Residential Care Facility, First Mortgage
                              Revenue Refunding Bonds (Williamsburg Landing,
                              Inc.), Series A:
                1,500            5.35% due 9/01/2026                                                  1,478
                2,000            5.50% due 9/01/2034                                                  1,979
                           Pocahontas Parkway Association, Virginia, Toll Road
                              Revenue Bonds:
                6,750            Senior-Series A, 5.50% due 8/15/2028                                 6,951
               24,800            Senior-Series B, 6.67%** due 8/15/2029                               6,351
                1,000      Winchester, Virginia, IDA, Residential Care Facilities,
                              Revenue Bonds (Westminster-Canterbury), Series A,
                              5.20% due 1/01/2027                                                       991
===========================================================================================================
Washington--0.3%
                           Vancouver, Washington, Housing Authority, Housing
                              Revenue Bonds (Teal Pointe Apartments Project), AMT:
                  945            6% due 9/01/2022                                                       949
                1,250            6.20% due 9/01/2032                                                  1,256
===========================================================================================================
West Virginia--0.1%
                1,000      Princeton, West Virginia, Hospital Revenue Refunding
                              Bonds (Community Hospital Association Inc. Project),
                              6% due 5/01/2019                                                          930
===========================================================================================================
Wisconsin--0.7%
                  700      Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                              AMT, 6.50% due 1/01/2025                                                  733
                           Wisconsin Health and Educational Facilities Authority,
                              Revenue Refunding Bonds (Eastcastle Place Inc. Project):
                1,000            6% due 12/01/2024                                                    1,019
                1,800            6.125% due 12/01/2034                                                1,826
                  965      Wisconsin State, GO, AMT, Series B,
                              6.20% due 11/01/2026 (e)                                                  970
===========================================================================================================
Wyoming--0.8%
                2,550      Sweetwater County, Wyoming, Solid Waste Disposal
                              Revenue Bonds (FMC Corporation Project), AMT,
                              Series A, 7% due 6/01/2024                                              2,569
                2,500      Wyoming Student Loan Corporation, Student Loan
                              Revenue Refunding Bonds, Series A,
                              6.20% due 6/01/2024                                                     2,665
===========================================================================================================
Puerto Rico--8.0%
               15,000      Puerto Rico Commonwealth Highway and
                              Transportation Authority, Transportation Revenue
                              Bonds, Trust Receipts, Class R, Series B,
                              8.70% due 7/01/2035 (e)(m)                                             18,358
                           Puerto Rico Commonwealth Highway and
                              Transportation Authority, Transportation Revenue
                              Refunding Bonds:
               16,360            Series D, 5.75% due 7/01/2012 (b)                                   18,314
                7,500            Series K, 5% due 7/01/2040                                           7,522
                2,500      Puerto Rico Electric Power Authority, Power Revenue
                              Bonds, Trust Receipts, Class R, Series 16 HH,
                              8.451% due 7/01/2013 (i)(m)                                             3,014


                   ANNUAL REPORTS           OCTOBER 31, 2005                  15

Schedule of Investments (concluded)         MuniYield Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Puerto Rico (concluded)
              $ 4,350      Puerto Rico Public Finance Corporation Revenue Bonds,
                              DRIVERS, Series 272, 9.293% due 8/01/2030 (m)                      $    4,626
===========================================================================================================
U.S. Virgin Islands--1.1%
                6,250      Virgin Islands Public Finance Authority, Refinery
                              Facilities Revenue Bonds (Hovensa Refinery), AMT,
                              6.125% due 7/01/2022                                                    6,819
-----------------------------------------------------------------------------------------------------------
                           Total Municipal Bonds (Cost--$908,980)--147.8%                           953,378

               Shares
                 Held      Short-Term Securities
===========================================================================================================
                2,500      Merrill Lynch Institutional Tax-Exempt Fund (a)                            2,500
-----------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$2,500)--0.4%                           2,500
===========================================================================================================
Total Investments (Cost--$911,480*)--148.2%                                                         955,878

Other Assets Less Liabilities--5.0%                                                                  32,072

Preferred Stock, at Redemption Value--(53.2%)                                                      (343,125)
                                                                                                 ----------
Net Assets Applicable to Common Stock--100.0%                                                    $  644,825
                                                                                                 ==========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................     $  910,901
                                                                     ==========
      Gross unrealized appreciation ............................     $   51,331
      Gross unrealized depreciation ............................         (6,354)
                                                                     ----------
      Net unrealized appreciation ..............................     $   44,977
                                                                     ==========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           (6,913)       $116
      --------------------------------------------------------------------------

(b)   Prerefunded.
(c)   AMBAC Insured.
(d)   FHA Insured.
(e)   MBIA Insured.
(f)   FNMA Collateralized.
(g)   GNMA Collateralized.
(h)   FGIC Insured.
(i)   FSA Insured.
(j)   XL Capital Insured.
(k)   CIFG Insured.
(l)   FHLMC Collateralized.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   Radian Insured.

      See Notes to Financial Statements.


16                 ANNUAL REPORTS           OCTOBER 31, 2005

Schedule of Investments             MuniYield Quality Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Alaska--0.5%
              $ 2,100      Alaska State International Airports Revenue Bonds,
                              Series B, 5.75% due 10/01/2019 (a)                                 $    2,327
===========================================================================================================
Arizona--0.6%
                2,345      Maricopa County, Arizona, Public Finance Corporation,
                              Lease Revenue Bonds, RIB, Series 511X,
                              8.04% due 7/01/2014 (a)(i)                                              2,762
===========================================================================================================
California--22.6%
                1,250      Alameda Corridor Transportation Authority, California,
                              Capital Appreciation Revenue Refunding Bonds,
                              Subordinate Lien, Series A, 4.738%**
                              due 10/01/2023 (a)                                                        925
                4,150      Alameda Corridor Transportation Authority, California,
                              Revenue Refunding Bonds, Subordinated Lien,
                              Series A, 5.525%** due 10/01/2025 (a)                                   3,068
                           California State Department of Water Resources, Power
                              Supply Revenue Bonds, Series A:
                1,400            5.375% due 5/01/2021                                                 1,510
                1,000            5.375% due 5/01/2022 (g)                                             1,084
                           California State, GO, Refunding:
                5,700            5.25% due 9/01/2026                                                  5,981
                6,000            5.25% due 2/01/2030 (b)                                              6,348
                7,700            5.25% due 2/01/2030 (g)                                              8,147
                2,850            ROLS, Series II-R-272, 7.656% due 2/01/2033 (i)(j)                   3,086
                           California State, Various Purpose, GO:
                3,300            5.50% due 4/01/2028                                                  3,539
                2,500            5.25% due 11/01/2029                                                 2,613
                3,200            5.50% due 11/01/2033                                                 3,430
                3,525      Gilroy, California, Unified School District, GO,
                              5% due 8/01/2027 (d)                                                    3,641
                           Golden State Tobacco Securitization Corporation of
                              California, Tobacco Settlement Revenue Bonds:
                5,000            RIB, Series RR II R 285X, 8.173% due 6/01/2043 (b)(i)                6,053
                7,080            RIB, Series RR II R 287X, 8.426% due 6/01/2038 (i)(k)                8,686
                4,600            Series B, 5.50% due 6/01/2013 (b)(h)                                 5,084
                1,870            Series B, 5.625% due 6/01/2013 (b)(h)                                2,082
                7,300      Los Angeles, California, Unified School District, GO,
                              Series A, 5% due 1/01/2028 (g)                                          7,568
                2,000      Mount Diablo, California, Unified School District, GO
                              (Election of 2002), 5% due 7/01/2027 (d)                                2,066
                2,000      Poway, California, Redevelopment Agency, Tax
                              Allocation Refunding Bonds (Paguay Redevelopment
                              Project), 5.125% due 6/15/2033 (a)                                      2,058
                1,335      San Diego, California, Community College District, GO
                              (Election of 2002), 5% due 5/01/2030 (f)                                1,383
                9,000      San Diego County, California, Water Authority, Water
                              Revenue Refunding Bonds, COP, Series A,
                              5% due 5/01/2032 (g)                                                    9,224
               10,000      San Francisco, California, City and County, COP (San
                              Bruno Jail No. 3), 5.25% due 10/01/2033 (a)                            10,513
                1,400      Santa Monica, California, Community College District,
                              GO (Election of 2002), Refunding, Series C,
                              5% due 8/01/2029 (g)                                                    1,451
                1,950      Tamalpais, California, Union High School District, GO
                              (Election of 2001), 5% due 8/01/2028 (f)                                2,013
                1,700      University of California, Limited Project Revenue Bonds,
                              Series B, 5% due 5/15/2033 (f)                                          1,752
===========================================================================================================
Colorado--4.1%
                           Colorado Health Facilities Authority Revenue Bonds,
                              Series A:
                1,650            (Catholic Health Initiatives), 5.50%
                                    due 3/01/2032 (c)                                                 1,790
                1,600            (Covenant Retirement Communities Inc.), 5.50%
                                    due 12/01/2027 (j)                                                1,683
                1,000            (Covenant Retirement Communities Inc.), 5.50%
                                    due 12/01/2033 (j)                                                1,046
                           Colorado Housing and Finance Authority Revenue
                              Refunding Bonds, AMT:
                1,385            (S/F Program), Series B-2, 6.80%
                                    due 2/01/2031 (g)                                                 1,451
                1,095            Series C-2, 7.25% due 10/01/2031 (a)                                 1,128
                9,000      E-470 Public Highway Authority, Colorado, Capital
                              Appreciation Revenue Refunding Bonds, Series B,
                              5.485%** due 9/01/2029 (g)                                              2,517
               11,125      Northwest Parkway, Colorado, Public Highway Authority,
                              Capital Appreciation Revenue Bonds, Senior
                              Convertible, Series C, 5.345%** due 6/15/2025 (f)                       9,207
===========================================================================================================
District of Columbia--0.6%
                2,500      District of Columbia Revenue Refunding Bonds
                              (Catholic University of America Project),
                              5.625% due 10/01/2029 (a)                                               2,687
===========================================================================================================
Florida--1.7%
                2,240      Beacon Tradeport Community Development District,
                              Florida, Special Assessment Revenue Refunding
                              Bonds (Commercial Project), Series A,
                              5.625% due 5/01/2032 (j)                                                2,390
                5,200      Orange County, Florida, Sales Tax Revenue Refunding
                              Bonds, Series B, 5.125% due 1/01/2032 (d)                               5,379
===========================================================================================================
Georgia--4.2%
                6,000      Atlanta, Georgia, Development Authority, Student
                              Housing Revenue Bonds (Georgia State University),
                              5% due 9/01/2035 (b)                                                    6,145
                3,220      Augusta, Georgia, Water and Sewer Revenue Bonds,
                              5.25% due 10/01/2039 (f)                                                3,398
                4,000      Fulton County, Georgia, Water and Sewer Revenue
                              Bonds, 5% due 1/01/2035 (d)                                             4,119
                4,785      Monroe County, Georgia, Development Authority,
                              PCR, Refunding (Oglethorpe Power Corporation--
                              Scherer), Series A, 6.80% due 1/01/2011                                 5,426
===========================================================================================================
Hawaii--0.5%
                2,000      Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                       2,168
===========================================================================================================
Illinois--24.4%
                5,000      Chicago, Illinois, Board of Education, GO, RIB,
                              Series 467, 8.54% due 12/01/2027 (a)(i)                                 5,707
                           Chicago, Illinois, Capital Appreciation, GO, Project and
                              Refunding, Series A (g):
                1,000            5.376%** due 1/01/2029                                                 820
                1,000            5.387%** due 1/01/2030                                                 817
                           Chicago, Illinois, GO (Lakefront Millennium Parking
                              Facilities) (g):
                5,000            5.125% due 1/01/2028                                                 5,127
                2,500            5.372%** due 1/01/2029                                               2,625
                           Chicago, Illinois, O'Hare International Airport Revenue
                              Bonds, 3rd Lien, AMT, Series B-2:
                3,400            5.75% due 1/01/2023 (f)                                              3,709
                4,000            5.75% due 1/01/2024 (f)                                              4,364
                3,300            6% due 1/01/2029 (b)                                                 3,637


                   ANNUAL REPORTS           OCTOBER 31, 2005                  17

                                    MuniYield Quality Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Illinois (concluded)
                           Chicago, Illinois, O'Hare International Airport Revenue
                              Refunding Bonds, AMT:
              $ 2,665            3rd Lien, Series A-2, 5.75% due 1/01/2021 (f)                   $    2,902
                6,835            DRIVERS, Series 250, 8.455% due 1/01/2021 (g)(i)                     7,837
                2,500            DRIVERS, Series 844Z, 7.957% due 7/01/2010 (g)(i)                    2,735
                6,250            RIB, Series 994X, 7.74% due 1/01/2032 (g)(i)                         6,648
                6,200      Cook County, Illinois, Capital Improvement, GO,
                              Series C, 5.50% due 11/15/2026 (a)                                      6,730
                2,130      Illinois Development Finance Authority Revenue Bonds
                              (Presbyterian Home Lake Project), Series B,
                              6.25% due 9/01/2017 (f)                                                 2,216
                           Illinois Sports Facilities Authority, State Tax Supported
                              Revenue Bonds (a):
               28,525            5.21%** due 6/15/2030                                               23,897
                5,500            5% due 6/15/2032                                                     5,626
               10,000      Illinois State, GO, First Series, 5.50% due 8/01/2018 (f)                 10,745
                3,750      Illinois Student Assistance Commission, Student Loan
                              Revenue Refunding Bonds, AMT, Sub-Series CC,
                              6.875% due 3/01/2015                                                    3,756
                           Metropolitan Pier and Exposition Authority, Illinois,
                              Dedicated State Tax Revenue Refunding Bonds
                              (McCormick Place Expansion Project):
                7,000            5.50% due 12/15/2024 (d)                                             7,540
                3,500            Series B, 5.75% due 6/15/2023 (g)                                    3,895
===========================================================================================================
Indiana--4.8%
                7,500      Indiana Transportation Finance Authority, Highway
                              Revenue Bonds, Series A, 5.25% due 6/01/2029 (d)                        7,929
                2,000      Indianapolis, Indiana, Local Public Improvement Bond
                              Bank Revenue Bonds (Waterworks Project), Series A,
                              5.25% due 7/01/2033 (g)                                                 2,093
                           Indianapolis, Indiana, Local Public Improvement Bond
                              Bank, Revenue Refunding Bonds (Indianapolis Airport
                              Authority Project), AMT, Series B (g):
                6,470            5.25% due 1/01/2028                                                  6,681
                5,055            5.25% due 1/01/2030                                                  5,207
===========================================================================================================
Louisiana--5.4%
                8,500      Louisiana Local Government, Environmental Facilities,
                              Community Development Authority Revenue Bonds
                              (Capital Projects and Equipment Acquisition), Series A,
                              6.30% due 7/01/2030 (a)                                                 9,234
                4,675      Louisiana State Transportation Authority, Senior Lien
                              Toll Revenue Capital Appreciation Bonds, Series B,
                              5.31%** due 12/01/2027 (a)                                              1,463
                           New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                              Authority, Special Tax, Sub-Series A (a):
                6,800            5.25% due 7/15/2028                                                  7,052
                5,000            5% due 7/15/2033                                                     5,035
                1,900      Terrebonne Parish, Louisiana, Hospital Service
                              District Number 1, Hospital Revenue Bonds
                              (Terrebonne General Medical Center Project),
                              5.50% due 4/01/2033 (a)                                                 2,015
===========================================================================================================
Massachusetts--13.4%
                           Massachusetts Bay, Massachusetts, Transportation
                              Authority, General Transportation System Revenue
                              Refunding Bonds, Series A (g):
                3,730            7% due 3/01/2011                                                     4,317
                3,550            7% due 3/01/2014                                                     4,247
                           Massachusetts Bay Transportation Authority, Sales Tax
                              Revenue Refunding Bonds, Senior Series A:
                1,800            5% due 7/01/2032                                                     1,842
                2,000            5% due 7/01/2035                                                     2,041
                3,400      Massachusetts State, Consolidated Loan, GO, Series C,
                              5% due 9/01/2025                                                        3,542
                5,000      Massachusetts State HFA, Rental Housing Mortgage
                              Revenue Bonds, AMT, Series C,
                              5.60% due 1/01/2045 (f)                                                 5,227
                1,915      Massachusetts State Port Authority, Special Facilities
                              Revenue Bonds, DRIVERS, AMT, Series 501,
                              7.947% due 7/01/2009 (a)(i)                                             2,066
               33,430      Massachusetts State School Building Authority,
                              Dedicated Sales Tax Revenue Bonds, Series A,
                              5% due 8/15/2030 (f)                                                   34,552
                2,400      Massachusetts State Special Obligation Dedicated Tax
                              Revenue Bonds, 5.25% due 1/01/2014 (d)(h)                               2,602
                  800      Massachusetts State Water Resource Authority,
                              General Revenue Refunding Bonds, Series B,
                              5.125% due 8/01/2027 (g)                                                  834
===========================================================================================================
Michigan--3.5%
                1,750      Detroit, Michigan, Water Supply System Revenue Bonds,
                              Series B, 5% due 7/01/2034 (g)                                          1,795
                3,040      Michigan Higher Education Student Loan Authority,
                              Student Loan Revenue Refunding Bonds, AMT,
                              Series XVII-G, 5.20% due 9/01/2020 (a)                                  3,143
                           Michigan State Strategic Fund, Limited Obligation
                              Revenue Refunding Bonds
                              (Detroit Edison Company Project), AMT (b):
                1,700            Series A, 5.50% due 6/01/2030                                        1,793
                3,300            Series C, 5.65% due 9/01/2029                                        3,475
                5,800            Series C, 5.45% due 12/15/2032                                       6,043
===========================================================================================================
Minnesota--0.4%
                2,000      Minnesota State Municipal Power Agency, Electric
                              Revenue Bonds, 5% due 10/01/2035                                        2,012
===========================================================================================================
Nebraska--0.5%
                2,300      Washington County, Nebraska, Wastewater Facilities
                              Revenue Bonds (Cargill Inc. Project), AMT,
                              5.90% due 11/01/2027                                                    2,469
===========================================================================================================
Nevada--3.7%
                4,100      Carson City, Nevada, Hospital Revenue Bonds
                              (Carson-Tahoe Hospital Project), Series A, 5.50%
                              due 9/01/2033 (j)                                                       4,288
                           Clark County, Nevada, Airport System Subordinate
                              Lien Revenue Bonds, Series A-2 (d):
                2,000            5% due 7/01/2030                                                     2,051
                4,100            5% due 7/01/2036                                                     4,192
                5,710      Washoe County, Nevada, School District, GO,
                              5.875% due 12/01/2009 (f)(h)                                            6,240
===========================================================================================================
New Hampshire--3.5%
               10,000      New Hampshire Health and Education Facilities
                              Authority Revenue Bonds (Dartmouth-Hitchcock
                              Obligation Group), 5.50% due 8/01/2027 (f)                             10,854
                5,000      New Hampshire State Business Finance Authority,
                              PCR, Refunding (Public Service Company), AMT,
                              Series D, 6% due 5/01/2021 (g)                                          5,351
===========================================================================================================
New Jersey--5.4%
                           New Jersey EDA, Cigarette Tax Revenue Bonds:
                  910            5.75% due 6/15/2029                                                    956
                1,385            5.50% due 6/15/2031                                                  1,424
                2,750      New Jersey EDA, Motor Vehicle Surcharge Revenue
                              Bonds, Series A, 5.25% due 7/01/2031 (g)                                2,921


18                 ANNUAL REPORTS           OCTOBER 31, 2005

                                    MuniYield Quality Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
New Jersey (concluded)
                           New Jersey EDA, Revenue Bonds, ROLS (e)(i):
              $ 3,575            Series II-R-309-1, 8.173% due 6/15/2024                         $    4,065
                3,000            Series II-R-309-2, 8.173% due 6/15/2031                              3,425
                           New Jersey EDA, School Facilities Construction
                              Revenue Bonds, Series O:
                3,860            5.125% due 3/01/2028                                                 4,003
                7,500            5.125% due 3/01/2030                                                 7,755
===========================================================================================================
New York--8.9%
                           New York City, New York, GO:
                6,920            RIB, Series 394, 8.754% due 8/01/2016 (g)(i)                         8,374
                9,325            Refunding, Series G, 5.75% due 2/01/2017 (f)                         9,522
                2,410            Series B, 5.875% due 8/15/2006 (b)(h)                                2,499
                2,590            Series B, 5.875% due 8/15/2013 (b)                                   2,681
                1,255            Series F, 5.75% due 2/01/2019 (b)                                    1,282
                8,000      New York State Thruway Authority, General Revenue
                              Refunding Bonds, Series G, 5% due 1/01/2032 (f)                         8,279
                7,320      Tobacco Settlement Financing Corporation of New York
                              Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                      7,839
===========================================================================================================
Ohio--1.1%
                2,500      Columbus, Ohio, City School District, GO (School
                              Facilities Construction and Improvements),
                              5.25% due 12/01/2027 (f)                                                2,667
                2,000      Jackson, Ohio, Hospital Facilities Revenue Bonds
                              (Consolidated Health System--Jackson Hospital),
                              6.125% due 10/01/2009 (h)(j)                                            2,209
===========================================================================================================
Oklahoma--0.8%
                           Tulsa, Oklahoma, Airports Improvement Trust, General
                              Revenue Bonds (Tulsa International Airport), AMT (d):
                1,250            Series A, 6% due 6/01/2020                                           1,433
                1,000            Series B, 6% due 6/01/2019                                           1,077
                1,000            Series B, 6.125% due 6/01/2026                                       1,082
===========================================================================================================
Oregon--2.0%
                7,500      Portland, Oregon, Sewer System Revenue Bonds, RIB,
                              Series 386, 8.49% due 8/01/2020 (d)(i)                                  8,966
===========================================================================================================
Pennsylvania--7.6%
                           Pennsylvania State Public School Building Authority,
                              School Lease Revenue Bonds (The School District of
                              Philadelphia Project) (f):
                6,000            5.25% due 6/01/2025                                                  6,395
                2,440            5% due 6/01/2029                                                     2,505
               11,750            5% due 6/01/2033                                                    12,040
                6,250      Philadelphia, Pennsylvania, Authority for Industrial
                              Development, Lease Revenue Bonds, Series B,
                              5.50% due 10/01/2021 (f)                                                6,800
                6,170      Philadelphia, Pennsylvania, School District, GO,
                              Series B, 5.625% due 8/01/2012 (d)(h)                                   6,853
===========================================================================================================
Rhode Island--0.6%
                2,500      Providence, Rhode Island, GO, Series A,
                              5.70% due 7/15/2007 (f)(h)                                              2,630
===========================================================================================================
South Carolina--1.4%
               20,000      Piedmont Municipal Power Agency, South Carolina,
                              Electric Revenue Refunding Bonds, Sub-Series A-2,
                              4.915%** due 1/01/2028 (a)                                              6,523
===========================================================================================================
Tennessee--5.8%
               15,000      Chattanooga, Tennessee, IDB, Lease Rent Revenue
                              Bonds (Southside Redevelopment Corporation),
                              5.875% due 10/01/2024 (a)                                              16,424
                5,000      Memphis-Shelby County, Tennessee, Airport Authority,
                              Airport Revenue Bonds, AMT, Series D, 6.25%
                                 due 3/01/2018 (a)                                                    5,456
                           Tennessee HDA, Homeownership Revenue Bonds,
                              AMT, Series 2-C (a):
                2,075            6.10% due 7/01/2013                                                  2,116
                2,390            6.20% due 7/01/2015                                                  2,453
===========================================================================================================
Texas--13.3%
                2,000      Austin, Texas, Convention Center Revenue Bonds
                              (Convention Enterprises Inc.), Trust Certificates,
                              Second Tier, Series B, 6% due 1/01/2023                                 2,126
                1,000      Bell County, Texas, Health Facilities Development
                              Revenue Bonds (Lutheran General Health Care
                              System), 6.50% due 7/01/2019 (c)                                        1,200
                           Dallas-Fort Worth, Texas, International Airport Revenue
                              Refunding and Improvement Bonds, AMT, Series A (d):
                1,835            5.875% due 11/01/2017                                                1,994
                2,145            5.875% due 11/01/2018                                                2,331
                2,385            5.875% due 11/01/2019                                                2,592
                5,235      Denton, Texas, Utility System Revenue Bonds, RIB,
                              Series 369, 8.99% due 12/01/2017 (f)(i)                                 6,406
                           Gregg County, Texas, Health Facilities Development
                              Corporation, Hospital Revenue Bonds (Good
                              Shepherd Medical Center Project) (j):
                6,000            6.875% due 10/01/2020                                                6,761
                2,600            6.375% due 10/01/2025                                                2,872
                4,000      Harris County, Houston, Texas, Sports Authority
                              Revenue Refunding Bonds, Senior Lien, Series G,
                              5.75% due 11/15/2020 (g)                                                4,359
                4,000      Harris County, Texas, Toll Road Revenue Refunding
                              Bonds, Senior Lien, Series A, 5.25% due 8/15/2035 (f)                   4,154
                2,700      Houston, Texas, Airport System Revenue Refunding
                              Bonds, Sub-Lien, Series B, 5.50% due 7/01/2030 (f)                      2,880
                9,250      Leander, Texas, Independent School District, Capital
                              Appreciation, GO, Refunding (School Building),
                              5.46%** due 8/15/2028 (d)                                               2,760
                7,150      North Harris County, Texas, Regional Water
                              Authority, Senior Lien Revenue Bonds,
                              5.125% due 12/15/2035 (g)                                               7,413
                7,200      Texas State Turnpike Authority, Central Texas Turnpike
                              System Revenue Bonds, First Tier, Series A,
                              5.75% due 8/15/2038 (a)                                                 7,942
                4,600      Travis County, Texas, Health Facilities Development
                              Corporation Revenue Refunding Bonds (Ascension
                              Health Credit), Series A, 6.25% due 11/15/2009 (g)(h)                   5,124
===========================================================================================================
Utah--3.8%
               15,000      Salt Lake City, Utah, Hospital Revenue Refunding
                              Bonds (IHC Hospitals Inc.), 6.30% due 2/15/2015 (g)                    17,226
===========================================================================================================
Virginia--0.7%
                3,100      Halifax County, Virginia, IDA, Exempt Facility Revenue
                              Refunding Bonds (Old Dominion Electric Cooperative
                              Project), AMT, 5.625% due 6/01/2028 (a)                                 3,344
===========================================================================================================
Washington--6.1%
               10,000      Energy Northwest, Washington, Electric Revenue Bonds,
                              DRIVERS, Series 242, 8.487% due 7/01/2017 (g)(i)                       12,091
                2,835      King County, Washington, Sewer Revenue Refunding
                              Bonds, Series B, 5.50% due 1/01/2027 (f)                                3,044
                2,400      Port of Tacoma, Washington, Revenue Refunding Bonds,
                              Series A, 5.25% due 12/01/2034 (a)                                      2,528


                   ANNUAL REPORTS           OCTOBER 31, 2005                  19

Schedule of Investments (concluded)
                                    MuniYield Quality Fund, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Washington (concluded)
              $ 4,475      Seattle, Washington, Municipal Light and Power
                              Revenue Refunding Bonds, 5% due 11/01/2028 (f)                     $    4,597
                5,000      Washington State, GO, Series A and AT-6,
                              6.25% due 2/01/2011 (f)                                                 5,430
===========================================================================================================
Puerto Rico--0.3%
                1,475      Puerto Rico Electric Power Authority, Power Revenue
                              Bonds, Series II, 5.25% due 7/01/2031                                   1,525
-----------------------------------------------------------------------------------------------------------
                           Total Municipal Bonds (Cost--$665,036)--152.2%                           695,299

               Shares
                 Held      Short-Term Securities
===========================================================================================================
               11,500      Merrill Lynch Institutional Tax-Exempt Fund (l)                           11,500
-----------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$11,500)--2.5%                         11,500
===========================================================================================================
Total Investments (Cost--$676,536*)--154.7%                                                         706,799

Other Assets Less Liabilities--0.0%                                                                     213

Preferred Stock, at Redemption Value--(54.7%)                                                      (250,126)
                                                                                                 ----------
Net Assets Applicable to Common Stock--100.0%                                                    $  456,886
                                                                                                 ==========

      Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                    Notional         Unrealized
                                                     Amount         Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.801% and receive a floating rate based on 1-week Bond
         Market Association Rate

         Broker, JPMorgan Chase Bank
         Expires November 2015                       $60,000          $      309

      Pay a fixed rate of 3.80% and receive a
         floating rate based on 1-week Bond
         Market Association Rate

         Broker, JPMorgan Chase Bank
         Expires January 2016                        $15,000                 105
      --------------------------------------------------------------------------
      Total                                                           $      414
                                                                      ==========


* The cost and unrealized appreciation (depreciation) on investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................................   $676,475
                                                                       ========
      Gross unrealized appreciation ................................   $ 33,103
      Gross unrealized depreciation ................................     (2,779)
                                                                       --------
      Net unrealized appreciation ..................................   $ 30,324
                                                                       ========

** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Assured Guaranty Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund      6,530              $132
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


20                 ANNUAL REPORTS           OCTOBER 31, 2005

Schedule of Investments          MuniYield Quality Fund II, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Alaska--0.5%
              $ 1,400      Alaska State International Airports Revenue Bonds,
                              Series B, 5.75% due 10/01/2019 (a)                                 $    1,551
===========================================================================================================
Arizona--1.0%
                2,700      Northern Arizona University System Revenue Bonds,
                              5.50% due 6/01/2034 (c)                                                 2,922
===========================================================================================================
California--27.9%
                8,150      Alameda Corridor Transportation Authority, California,
                              Revenue Refunding Bonds, Subordinated Lien, Series A,
                              5.319%* due 10/01/2025 (a)                                              6,025
                2,500      California Health Facilities Financing Authority
                              Revenue Bonds (Kaiser Permanente), RIB, Series 26,
                              8% due 6/01/2022 (f)(l)                                                 2,821
                2,490      California State Department of Water Resources,
                              Power Supply Revenue Bonds, Series A,
                              5.375% due 5/01/2022 (i)                                                2,698
                4,600      California State, GO, 5.125% due 2/01/2027                                 4,751
                           California State, GO, Refunding:
                2,800            5.25% due 9/01/2026                                                  2,938
                1,780            5.25% due 2/01/2030 (h)                                              1,883
                5,300            5.25% due 2/01/2030 (i)                                              5,608
                1,950            ROLS, Series II-R-272, 7.656% due 2/01/2033 (k)(l)                   2,112
                           California State, Various Purpose, GO:
                2,750            5.25% due 11/01/2029                                                 2,874
                6,500            5.50% due 11/01/2033                                                 6,966
               15,000      East Side Union High School District, California, Santa
                              Clara County, Capital Appreciation, GO (Election of
                              2002), Series E, 5.15%* due 8/01/2029 (h)                               4,361
                2,770      Fairfield-Suisun, California, Unified School District, GO
                              (Election of 2002), 5.50% due 8/01/2028 (i)                             3,019
                           Golden State Tobacco Securitization Corporation of
                              California, Tobacco Settlement Revenue Bonds,
                              Series B (j):
                4,350            5.50% due 6/01/2013 (h)                                              4,808
                7,075            5.625% due 6/01/2013 (b)                                             7,878
                1,300            5.625% due 6/01/2013 (h)                                             1,447
                2,815      John Swett Unified School District, California, GO,
                              Series A, 5.50% due 8/01/2026 (f)                                       3,054
                4,900      Los Angeles, California, Unified School District, GO,
                              Series A, 5% due 1/01/2028 (i)                                          5,080
                2,900      Palm Springs, California, Financing Authority, Lease
                              Revenue Refunding Bonds (Convention Center
                              Project), Series A, 5.50% due 11/01/2029 (i)                            3,185
                1,250      Poway, California, Redevelopment Agency, Tax
                              Allocation Refunding Bonds (Paguay Redevelopment
                              Project), 5.125% due 6/15/2033 (a)                                      1,286
                6,000      Sacramento, California, Municipal Utility District, Electric
                              Revenue Bonds, Series N, 5% due 8/15/2028 (i)                           6,151
                1,000      San Diego, California, Community College District, GO
                              (Election of 2002), 5% due 5/01/2030 (f)                                1,036
                  950      Santa Monica, California, Community College District,
                              GO (Election of 2002), Refunding, Series C,
                              5% due 8/01/2029 (i)                                                      985
                1,325      Tamalpais, California, Union High School District, GO
                              (Election of 2001), 5% due 8/01/2028 (f)                                1,368
                1,000      University of California, Limited Project Revenue Bonds,
                              Series B, 5% due 5/15/2033 (f)                                          1,031
===========================================================================================================
Colorado--5.9%
                           Colorado Health Facilities Authority Revenue Bonds,
                              Series A:
                1,150            (Catholic Health Initiatives),
                                    5.50% due 3/01/2032 (n)                                           1,248
                1,200            (Covenant Retirement Communities Inc.),
                                    5.50% due 12/01/2027 (k)                                          1,262
                  675            (Covenant Retirement Communities Inc.),
                                    5.50% due 12/01/2033 (k)                                            706
                1,610      Colorado Housing and Finance Authority Revenue
                              Refunding Bonds (S/F Program), AMT, Series B-2,
                              6.80% due 2/01/2031 (i)                                                 1,686
                7,500      E-470 Public Highway Authority, Colorado, Capital
                              Appreciation Revenue Refunding Bonds, Series B,
                              5.607%* due 9/01/2032 (i)                                               1,762
               10,975      Northwest Parkway, Colorado, Public Highway
                              Authority, Capital Appreciation Revenue Bonds, Senior
                              Convertible, Series C, 5.327%* due 6/15/2025 (f)                        9,083
                1,735      Northwest Parkway, Colorado, Public Highway Authority
                              Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                        1,897
===========================================================================================================
Connecticut--3.8%
                1,100      Connecticut State Regional Learning Educational
                              Service Center Revenue Bonds (Office/Education
                              Center Facility), 7.75% due 2/01/2006 (j)                               1,134
                9,325      Connecticut State Resource Recovery Authority
                              Revenue Refunding Bonds, DRIVERS, Series 187,
                              7.996% due 11/15/2011 (i)(l)                                           10,120
===========================================================================================================
Florida--1.9%
                           Miami-Dade County, Florida, Subordinate Special
                              Obligation Revenue Bonds, Series A (i):
                4,575            5.21%* due 10/01/2034                                                1,005
                4,495            5.22%* due 10/01/2035                                                  934
                3,575      Orange County, Florida, Sales Tax Revenue Refunding
                              Bonds, Series B, 5.125% due 1/01/2032 (c)                               3,698
===========================================================================================================
Georgia--5.8%
                5,000      Atlanta, Georgia, Airport General Revenue Refunding
                              Bonds, Series B, 5.25% due 1/01/2033 (f)                                5,263
                5,000      Atlanta, Georgia, Airport Revenue Refunding Bonds,
                              Series A, 5.875% due 1/01/2017 (c)                                      5,451
                4,125      Atlanta, Georgia, Development Authority, Student
                              Housing Revenue Bonds (Georgia State University),
                              5% due 9/01/2035 (h)                                                    4,225
                2,170      Augusta, Georgia, Water and Sewer Revenue Bonds,
                              5.25% due 10/01/2039 (f)                                                2,290
===========================================================================================================
Illinois--18.4%
                           Chicago, Illinois, O'Hare International Airport Revenue
                              Bonds, 3rd Lien, AMT, Series B-2:
                5,200            5.75% due 1/01/2023 (f)                                              5,673
                2,200            6% due 1/01/2029 (h)                                                 2,425
                4,750      Chicago, Illinois, O'Hare International Airport, Revenue
                              Refunding Bonds, DRIVERS, AMT, Series 844Z,
                              7.957% due 7/01/2010 (i)(l)                                             5,196
                2,830      Chicago, Illinois, Park District, GO, Refunding, Series C,
                              5.50% due 1/01/2021 (c)                                                 3,058
                3,000      Cook County, Illinois, Capital Improvement, GO,
                              Series C, 5.50% due 11/15/2026 (a)                                      3,256


                   ANNUAL REPORTS           OCTOBER 31, 2005                  21

                                 MuniYield Quality Fund II, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
Illinois (concluded)
              $10,000      Illinois Regional Transportation Authority Revenue
                              Bonds, 6.50% due 7/01/2026 (i)                                     $   12,672
               21,675      Illinois Sports Facilities Authority, State Tax Supported
                              Revenue Bonds, 5.264%* due 6/15/2030 (a)                               18,158
                3,625      Metropolitan Pier and Exposition Authority, Illinois,
                              Dedicated State Tax, Revenue Refunding Bonds,
                              DRIVERS, Series 269, 8.477% due 6/15/2023 (i)(l)                        4,443
===========================================================================================================
Indiana--3.6%
                           Indiana Transportation Finance Authority, Highway
                              Revenue Bonds, Series A (c):
                3,750            5.25% due 6/01/2028                                                  3,973
                5,000            5.25% due 6/01/2029                                                  5,286
                1,500      Indianapolis, Indiana, Local Public Improvement Bond
                              Bank Revenue Bonds (Waterworks Project), Series A,
                              5.25% due 7/01/2033 (i)                                                 1,570
===========================================================================================================
Kansas--0.7%
                2,025      Sedgwick and Shawnee Counties, Kansas, S/F Mortgage-
                              Backed Revenue Refunding Bonds, AMT, Series A-2,
                              6.45% due 12/01/2033 (e)(i)                                             2,121
===========================================================================================================
Louisiana--4.7%
                2,445      Jefferson Parish, Louisiana, Home Mortgage Authority,
                              S/F Mortgage Revenue Bonds, AMT, Series B-1,
                              6.65% due 12/01/2033 (e)(i)                                             2,535
                3,900      Louisiana Local Government, Environmental Facilities,
                              Community Development Authority Revenue Bonds
                              (Capital Projects and Equipment Acquisition), Series A,
                              6.30% due 7/01/2030 (a)                                                 4,237
                3,185      Louisiana State Transportation Authority, Senior Lien
                              Toll Revenue Capital Appreciation Bonds, Series B,
                              5.31%* due 12/01/2027 (a)                                                 997
                4,650      New Orleans, Louisiana, Ernest N. Morial Exhibit
                              Hall Authority, Special Tax, Sub-Series A, 5.25%
                              due 7/15/2028 (a)                                                       4,823
                1,300      Terrebonne Parish, Louisiana, Hospital Service District
                              Number 1, Hospital Revenue Bonds (Terrebonne
                              General Medical Center Project), 5.50%
                              due 4/01/2033 (a)                                                       1,379
===========================================================================================================
Massachusetts--13.0%
                           Massachusetts Bay Transportation Authority, Sales Tax
                              Revenue Refunding Bonds, Senior Series A:
                1,265            5% due 7/01/2032                                                     1,294
                1,375            5% due 7/01/2035                                                     1,403
                5,000      Massachusetts Bay Transportation Authority, Special
                              Assessment Revenue Refunding Bonds, Series A,
                              5% due 7/01/2031                                                        5,162
                2,100      Massachusetts State, Consolidated Loan, GO, Series C,
                              5% due 9/01/2025                                                        2,188
               10,000      Massachusetts State HFA, Housing Revenue Bonds,
                              DRIVERS, AMT, Series 982, 7.478%
                              due 1/01/2011 (f)(l)                                                   10,438
                2,785      Massachusetts State Port Authority, Special Facilities
                              Revenue Bonds, DRIVERS, AMT, Series 501,
                              7.947% due 7/01/2009 (a)(l)                                             3,004
               12,450      Massachusetts State School Building Authority,
                              Dedicated Sales Tax Revenue Bonds, Series A,
                              5% due 8/15/2030 (f)                                                   12,868
                1,800      Massachusetts State Special Obligation Dedicated Tax
                              Revenue Bonds, 5.25% due 1/01/2014 (c)(j)                               1,951
                  550      Massachusetts State Water Resource Authority,
                              General Revenue Refunding Bonds, Series B,
                              5.125% due 8/01/2027 (i)                                                  573
===========================================================================================================
Michigan--8.3%
                           Detroit, Michigan, Water Supply System Revenue
                              Bonds, Series B (i):
                8,900            5.25% due 7/01/2032                                                  9,358
                3,250            5% due 7/01/2034                                                     3,333
                1,300      Michigan Higher Education Student Loan Authority,
                              Student Loan Revenue Refunding Bonds, AMT,
                              Series XVII-G, 5.20% due 9/01/2020 (a)                                  1,344
                2,685      Michigan State, HDA, Revenue Refunding Bonds,
                              Series C, 5.90% due 12/01/2015 (d)(f)                                   2,773
                           Michigan State Strategic Fund, Limited Obligation
                              Revenue Refunding Bonds (Detroit Edison Company
                              Project), AMT (h):
                1,000            Series A, 5.50% due 6/01/2030                                        1,055
                3,900            Series C, 5.45% due 12/15/2032                                       4,064
                2,625      Wayne County, Michigan, Airport Authority Revenue
                              Bonds, DRIVERS, AMT, Series 986,
                              7.459% due 6/01/2013 (i)(l)                                             2,850
===========================================================================================================
Minnesota--0.2%
                  500      Minnesota State Municipal Power Agency, Electric
                              Revenue Bonds, 5% due 10/01/2035                                          503
===========================================================================================================
Missouri--2.0%
                           Saint Louis County, Missouri, Pattonville R-3 School
                              District, GO (Missouri Direct Deposit Program) (c)(j):
                4,000            5.75% due 3/01/2010                                                  4,400
                1,500            6% due 3/01/2010                                                     1,662
===========================================================================================================
Nevada--2.4%
                2,800      Carson City, Nevada, Hospital Revenue Bonds
                              (Carson-Tahoe Hospital Project), Series A,
                              5.50% due 9/01/2033 (k)                                                 2,928
                           Clark County, Nevada, Airport System Subordinate
                              Lien Revenue Bonds, Series A-2 (c):
                1,500            5% due 7/01/2030                                                     1,538
                2,700            5% due 7/01/2036                                                     2,761
===========================================================================================================
New Jersey--6.8%
                3,000      Garden State Preservation Trust of New Jersey, Open
                              Space and Farmland Preservation Revenue Bonds,
                              Series A, 5.80% due 11/01/2021 (f)                                      3,415
                           New Jersey EDA, Cigarette Tax Revenue Bonds:
                1,070            5.75% due 6/15/2029                                                  1,124
                  500            5.50% due 6/15/2031                                                    514
                           New Jersey EDA, Motor Vehicle Surcharge Revenue
                              Bonds, Series A (i):
                2,400            5% due 7/01/2029                                                     2,490
                4,800            5.25% due 7/01/2033                                                  5,098
                           New Jersey EDA, Revenue Bonds, ROLS (g)(l)(m):
                2,300            Series II-R-309-1, 8.173% due 6/15/2024                              2,615
                2,000            Series II-R-309-2, 8.173% due 6/15/2031                              2,283
                2,600      New Jersey EDA, School Facilities Construction
                              Revenue Bonds, Series O, 5.125% due 3/01/2028                           2,696
===========================================================================================================
New Mexico--2.3%
                6,295      New Mexico State Highway Commission,
                              Tax Revenue Bonds, Senior Sub-Lien, Series A,
                              6% due 6/15/2010 (f)(j)                                                 6,951
===========================================================================================================


22                 ANNUAL REPORTS           OCTOBER 31, 2005

                                 MuniYield Quality Fund II, Inc.  (in Thousands)

                 Face
               Amount      Municipal Bonds                                                         Value
===========================================================================================================
New York--8.8%
              $ 9,280      Nassau Health Care Corporation, New York, Health
                              System Revenue Bonds, 5.75% due 8/01/2009 (f)(j)                   $   10,236
                2,720      New York City, New York, GO, Series D,
                              5.875% due 6/01/2021 (i)                                                3,036
                5,000      New York State Dormitory Authority Revenue
                              Refunding Bonds (State University Educational
                              Facilities), 5.75% due 5/15/2010 (c)(j)                                 5,531
                7,115      Tobacco Settlement Financing Corporation of New York
                              Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                      7,619
===========================================================================================================
Ohio--2.3%
                           Plain, Ohio, Local School District, GO, Refunding (c):
                5,120            6% due 6/01/2011 (j)                                                 5,719
                1,170            6% due 12/01/2020                                                    1,298
===========================================================================================================
Pennsylvania--6.0%
                3,335      Delaware River Port Authority of Pennsylvania and
                              New Jersey Revenue Bonds, RIB, Series 396,
                              9.003% due 1/01/2019 (f)(l)                                             3,950
                5,500      Pennsylvania State Public School Building Authority,
                              School Lease Revenue Bonds (The School District of
                              Philadelphia Project), 5% due 6/01/2033 (f)                             5,636
                3,230      Philadelphia, Pennsylvania, Authority for Industrial
                              Development, Lease Revenue Bonds, Series B,
                              5.50% due 10/01/2020 (f)                                                3,514
                4,500      Philadelphia, Pennsylvania, School District, GO,
                              Series B, 5.625% due 8/01/2012 (c)(j)                                   4,998
===========================================================================================================
Rhode Island--1.5%
                4,010      Rhode Island State Health and Educational Building
                              Corporation, Higher Education Facilities Revenue
                              Bonds (University of Rhode Island), Series A,
                              5.70% due 9/15/2009 (i)(j)                                              4,382
===========================================================================================================
Tennessee--2.7%
                7,365      Chattanooga, Tennessee, IDB, Lease Rent Revenue
                              Bonds (Southside Redevelopment Corporation),
                              5.875% due 10/01/2024 (a)                                               8,064
===========================================================================================================
Texas--11.7%
                2,730      Corpus Christi, Texas, Utility System Revenue Refunding
                              Bonds, Series A, 6% due 7/15/2010 (f)(j)                                3,018
                3,250      Dallas-Fort Worth, Texas, International Airport
                              Revenue Bonds, DRIVERS, AMT, Series 202,
                              8.956% due 11/01/2028 (c)(l)                                            3,729
                1,190      Dickinson, Texas, Independent School District, GO,
                              Refunding, 6% due 2/15/2010 (i)(j)                                      1,307
                4,000      Gregg County, Texas, Health Facilities Development
                              Corporation, Hospital Revenue Bonds (Good Shepherd
                              Medical Center Project), 6.875% due 10/01/2020 (k)                      4,507
                1,900      Houston, Texas, Airport System Revenue Refunding
                              Bonds, Sub-Lien, Series B, 5.50% due 7/01/2030 (f)                      2,027
                9,345      Leander, Texas, Independent School District, Capital
                              Appreciation, GO, Refunding (School Building),
                              5.51%* due 8/15/2030 (c)                                                2,483
                3,500      Lower Colorado River Authority, Texas, PCR (Samsung
                              Austin Semiconductor), AMT, 6.375% due 4/01/2027                        3,687
                4,925      North Harris County, Texas, Regional Water Authority,
                              Senior Lien Revenue Bonds, 5.125%
                              due 12/15/2035 (i)                                                      5,106
                           Texas State Turnpike Authority, Central Texas Turnpike
                              System Revenue Bonds, First Tier, Series A (a):
                4,800            5.75% due 8/15/2038                                                  5,295
                3,600            5.50% due 8/15/2039                                                  3,876
===========================================================================================================
Virginia--0.8%
                2,100      Halifax County, Virginia, IDA, Exempt Facility Revenue
                              Refunding Bonds (Old Dominion Electric Cooperative
                              Project), AMT, 5.625% due 6/01/2028 (a)                                 2,266
===========================================================================================================
Washington--7.4%
                2,150      King County, Washington, Sewer Revenue Refunding
                              Bonds, Series B, 5.50% due 1/01/2027 (f)                                2,309
                7,470      Port of Seattle, Washington, Revenue Bonds, AMT,
                              Series B, 6% due 2/01/2016 (i)                                          8,093
                1,600      Port of Tacoma, Washington, Revenue Refunding
                              Bonds, Series A, 5.25% due 12/01/2034 (a)                               1,685
                6,150      Seattle, Washington, Municipal Light and Power
                              Revenue Bonds, 6% due 10/01/2009 (i)(j)                                 6,778
                3,100      Seattle, Washington, Municipal Light and Power
                              Revenue Refunding Bonds, 5% due 11/01/2028 (f)                          3,184
===========================================================================================================
Puerto Rico--0.9%
                2,500      Puerto Rico Electric Power Authority, Power Revenue
                              Bonds, Series NN, 5.125% due 7/01/2024                                  2,612
-----------------------------------------------------------------------------------------------------------
                           Total Municipal Bonds (Cost--$434,246)--151.3%                           451,985
===========================================================================================================

               Shares
                 Held      Short-Term Securities
===========================================================================================================
                1,400      Merrill Lynch Institutional Tax-Exempt Fund (o)                            1,400
-----------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities (Cost--$1,400)--0.5%                           1,400
===========================================================================================================
Total Investments (Cost--$435,646**)--151.8%                                                        453,385

Other Assets Less Liabilities--1.8%                                                                   5,342

Preferred Stock, at Redemption Value--(53.6%)                                                      (160,005)
                                                                                                 ----------
Net Assets Applicable to Common Stock--100.0%                                                    $  298,722
                                                                                                 ==========


                   ANNUAL REPORTS           OCTOBER 31, 2005                  23

Schedule of Investments (concluded)
                                 MuniYield Quality Fund II, Inc.  (in Thousands)

      Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                  Notional           Unrealized
                                                   Amount           Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.801% and receive a floating rate based on 1-week Bond
         Market Association Rate

         Broker, JPMorgan Chase Bank
         Expires November 2015                     $30,000               $154

      Pay a fixed rate of 3.80% and receive a
         floating rate based on 1-week Bond
         Market Association Rate

         Broker, JPMorgan Chase Bank
         Expires January 2016                      $15,000                105
      --------------------------------------------------------------------------
      Total                                                              $259
                                                                         ====

* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $435,646
                                                                       ========
      Gross unrealized appreciation ..............................     $ 19,557
      Gross unrealized depreciation ..............................       (1,818)
                                                                       --------
      Net unrealized appreciation ................................     $ 17,739
                                                                       ========

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)   XL Capital Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(m)   Assured Guaranty Insured.
(n)   Escrowed to maturity.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund     (1,466)              $62
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


24                 ANNUAL REPORTS           OCTOBER 31, 2005

Statements of Net Assets

                                                                                                 MuniYield          MuniYield
                                                                              MuniYield           Quality            Quality
As of October 31, 2005                                                       Fund, Inc.          Fund, Inc.        Fund II, Inc.
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value* .    $   953,377,905     $   695,298,798     $   451,985,476
                   Investments in affiliated securities, at value** ..          2,500,000          11,500,000           1,400,000
                   Cash ..............................................          2,009,591              79,501              19,913
                   Interest receivable ...............................         16,328,785          10,251,790           7,023,459
                   Receivable for securities sold ....................         27,918,718           9,028,682           2,528,146
                   Unrealized appreciation on forward interest rate
                    swaps ............................................                 --             413,505             259,005
                   Dividends from affiliates .........................                176                 810                  98
                   Prepaid expenses and other assets .................             24,091              46,552             518,157
                                                                          -------------------------------------------------------
                   Total assets ......................................      1,002,159,266         726,619,638         463,734,254
                                                                          -------------------------------------------------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                   Payable for securities purchased ..................         13,256,005          18,853,213           4,410,420
                   Payable to investment adviser .....................            393,048             280,373             182,504
                   Payable for offering costs ........................                 --             143,752             139,846
                   Dividends payable to Common Stock shareholders ....            442,522             250,981             202,322
                   Payable to other affiliates .......................             12,953               8,230               5,612
                   Accrued expenses and other liabilities ............            104,777              70,309              66,763
                                                                          -------------------------------------------------------
                   Total liabilities .................................         14,209,305          19,606,858           5,007,467
                                                                          -------------------------------------------------------
=================================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value
                    $.05 and $.10 per share*** of AMPS@ at $25,000
                    per share liquidation preference .................        343,125,378         250,126,400         160,004,852
                                                                          -------------------------------------------------------
=================================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock .............    $   644,824,583     $   456,886,380     $   298,721,935
                                                                          =======================================================
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
                   Undistributed investment income--net ..............    $    11,220,564     $     3,783,204     $     3,284,530
                   Accumulated realized capital losses--net ..........        (48,794,036)         (3,836,311)        (36,319,720)
                   Unrealized appreciation--net ......................         44,398,307          30,675,851          17,998,707
                                                                          -------------------------------------------------------
                   Total accumulated earnings (losses)--net ..........          6,824,835          30,622,744         (15,036,483)
                   Common Stock, par value $.10 per share+ ...........          4,452,384           3,042,526           2,236,693
                   Paid-in capital in excess of par ..................        633,547,364         423,221,110         311,521,725
                                                                          -------------------------------------------------------
                   Net assets ........................................    $   644,824,583     $   456,886,380     $   298,721,935
                                                                          =======================================================
                   Net asset value per share of Common Stock .........    $         14.48     $         15.02     $         13.36
                                                                          =======================================================
                   Market price ......................................    $         14.20     $         14.27     $         12.86
                                                                          =======================================================
                      *  Identified cost for unaffiliated securities .    $   908,979,598     $   665,036,452     $   434,245,774
                                                                          =======================================================
                      ** Identified cost for affiliated securities ...    $     2,500,000     $    11,500,000     $     1,400,000
                                                                          =======================================================
                     *** Preferred Stock authorized, issued and
                          outstanding:
                            Series A Shares, $.05 per share ..........              1,800               2,000               2,000
                                                                          =======================================================
                            Series B Shares, $.05 per share ..........              1,800               2,000               2,000
                                                                          =======================================================
                            Series C Shares, $.05 per share ..........              1,800               2,000               2,000
                                                                          =======================================================
                            Series D Shares, $.05 per share ..........              1,800               2,000                  --
                                                                          =======================================================
                            Series D Shares, $.10 per share ..........                 --                  --                 400
                                                                          =======================================================
                            Series E Shares, $.05 per share ..........              2,800               2,000                  --
                                                                          =======================================================
                            Series F Shares, $.05 per share ..........              1,720                  --                  --
                                                                          =======================================================
                            Series G Shares, $.05 per share ..........              2,000                  --                  --
                                                                          =======================================================
                       + Common Stock issued and outstanding .........         44,523,842          30,425,258          22,366,930
                                                                          =======================================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  25

Statements of Operations

                                                                                                 MuniYield          MuniYield
                                                                              MuniYield           Quality            Quality
For the Year Ended October 31, 2005                                          Fund, Inc.          Fund, Inc.        Fund II, Inc.
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                   Interest ..........................................    $    55,672,905     $    34,619,167     $    22,986,098
                   Dividends from affiliates .........................            116,327             132,397              62,051
                                                                          -------------------------------------------------------
                   Total income ......................................         55,789,232          34,751,564          23,048,149
                                                                          -------------------------------------------------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................          4,969,003           3,370,784           2,284,127
                   Commission fees ...................................            870,811             522,682             389,234
                   Accounting services ...............................            284,895             216,361             157,978
                   Transfer agent fees ...............................            158,725             121,656              85,470
                   Professional fees .................................             56,671              52,342              50,176
                   Custodian fees ....................................             46,947              36,441              24,737
                   Printing and shareholder reports ..................             50,839              44,360              35,230
                   Pricing fees ......................................             31,428              26,757              21,435
                   Directors' fees and expenses ......................             36,684              28,237              23,228
                   Listing fees ......................................             31,594              21,637              19,117
                   Other .............................................             91,241              55,054              56,310
                                                                          -------------------------------------------------------
                   Total expenses before reimbursement ...............          6,628,838           4,496,311           3,147,042
                   Reimbursement of expenses .........................            (11,515)            (12,463)             (6,003)
                                                                          -------------------------------------------------------
                   Total expenses after reimbursement ................          6,617,323           4,483,848           3,141,039
                                                                          -------------------------------------------------------
                   Investment income--net ............................         49,171,909          30,267,716          19,907,110
                                                                          -------------------------------------------------------
=================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                         Investments--net ............................         18,101,307           9,169,495           4,246,080
                         Futures contracts and/or forward interest
                          rate swaps--net ............................          3,288,659          (2,492,109)         (1,522,930)
                                                                          -------------------------------------------------------
                   Total realized gain--net ..........................         21,389,966           6,677,386           2,723,150
                                                                          -------------------------------------------------------
                   Change in unrealized appreciation/depreciation on:
                         Investments--net ............................        (11,862,154)        (20,430,085)         (9,221,693)
                         Futures contracts and/or forward interest
                          rate swaps--net ............................                 --           1,805,003           1,039,456
                                                                          -------------------------------------------------------
                   Total change in unrealized
                    appreciation/depreciation--net ...................        (11,862,154)        (18,625,082)         (8,182,237)
                                                                          -------------------------------------------------------
                   Total realized and unrealized gain (loss)--net ....          9,527,812         (11,947,696)         (5,459,087)
                                                                          -------------------------------------------------------
=================================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................         (7,182,793)         (4,365,838)         (3,147,298)
                                                                          -------------------------------------------------------
                   Net Increase in Net Assets Resulting from Operations   $    51,516,928     $    13,954,182     $    11,300,725
                                                                          =======================================================

      See Notes to Financial Statements.


26                 ANNUAL REPORTS           OCTOBER 31, 2005

Statements of Changes in Net Assets                         MuniYield Fund, Inc.

                                                                                                  For the Year Ended
                                                                                                      October 31,
                                                                                            -------------------------------
Increase (Decrease) in Net Assets:                                                              2005              2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................    $  49,171,909     $  47,961,143
                   Realized gain--net ..................................................       21,389,966         1,490,339
                   Change in unrealized appreciation/depreciation--net .................      (11,862,154)       17,986,132
                   Dividends to Preferred Stock shareholders ...........................       (7,182,793)       (3,152,152)
                                                                                            -------------------------------
                   Net increase in net assets resulting from operations ................       51,516,928        64,285,462
                                                                                            -------------------------------
===========================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................      (44,098,403)      (42,786,698)
                                                                                            -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                    Stock shareholders .................................................      (44,098,403)      (42,786,698)
                                                                                            -------------------------------
===========================================================================================================================
Stock Transactions
---------------------------------------------------------------------------------------------------------------------------
                   Value of shares issued to Common Stock shareholders in reinvestment
                    of dividends .......................................................        1,390,397                --
                   Offering and underwriting costs resulting from the issuance of
                    Preferred Stock ....................................................           (3,155)         (648,585)
                                                                                            -------------------------------
                   Net increase (decrease) in net assets derived from stock transactions        1,387,242          (648,585)
                                                                                            -------------------------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets applicable to Common Stock .............        8,805,767        20,850,179
                   Beginning of year ...................................................      636,018,816       615,168,637
                                                                                            -------------------------------
                   End of year* ........................................................    $ 644,824,583     $ 636,018,816
                                                                                            ===============================
                          * Undistributed investment income--net .......................    $  11,220,564     $  13,490,885
                                                                                            ===============================

      See Notes to Financial Statements.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  27

Statements of Changes in Net Assets                 MuniYield Quality Fund, Inc.

                                                                                                  For the Year Ended
                                                                                                      October 31,
                                                                                            -------------------------------
Increase (Decrease) in Net Assets:                                                              2005              2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................    $  30,267,716     $  31,467,544
                   Realized gain--net ..................................................        6,677,386           112,652
                   Change in unrealized appreciation/depreciation--net .................      (18,625,082)        5,545,913
                   Dividends to Preferred Stock shareholders ...........................       (4,365,838)       (2,075,540)
                                                                                            -------------------------------
                   Net increase in net assets resulting from operations ................       13,954,182        35,050,569
                                                                                            -------------------------------
===========================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................      (29,269,098)      (29,573,351)
                                                                                            -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                    Stock shareholders .................................................      (29,269,098)      (29,573,351)
                                                                                            -------------------------------
===========================================================================================================================
Stock Transactions
---------------------------------------------------------------------------------------------------------------------------
                   Offering and underwriting costs resulting from the issuance of
                    Preferred Stock ....................................................         (646,275)               --
                                                                                            -------------------------------
                   Net decrease in net assets derived from stock transactions ..........         (646,275)               --
                                                                                            -------------------------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock ..      (15,961,191)        5,477,218
                   Beginning of year ...................................................      472,847,571       467,370,353
                                                                                            -------------------------------
                   End of year* ........................................................    $ 456,886,380     $ 472,847,571
                                                                                            ===============================
                          * Undistributed investment income--net .......................    $   3,783,204     $   7,150,424
                                                                                            ===============================

      See Notes to Financial Statements.


28                 ANNUAL REPORTS           OCTOBER 31, 2005

Statements of Changes in Net Assets              MuniYield Quality Fund II, Inc.

                                                                                                  For the Year Ended
                                                                                                     October 31,
                                                                                            -------------------------------
Increase (Decrease) in Net Assets:                                                              2005              2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................    $  19,907,110     $  21,097,310
                   Realized gain (loss)--net ...........................................        2,723,150        (4,603,827)
                   Change in unrealized appreciation/depreciation--net .................       (8,182,237)       10,444,599
                   Dividends to Preferred Stock shareholders ...........................       (3,147,298)       (1,551,920)
                                                                                            -------------------------------
                   Net increase in net assets resulting from operations ................       11,300,725        25,386,162
                                                                                            -------------------------------
===========================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................      (19,101,358)      (19,123,725)
                                                                                            -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                    Stock shareholders .................................................      (19,101,358)      (19,123,725)
                                                                                            -------------------------------
===========================================================================================================================
Stock Transactions
---------------------------------------------------------------------------------------------------------------------------
                   Offering and underwriting costs resulting from the issuance of
                    Preferred Stock ....................................................         (241,567)               --
                                                                                            -------------------------------
                   Net decrease in net assets derived from stock transactions ..........         (241,567)               --
                                                                                            -------------------------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock ..       (8,042,200)        6,262,437
                   Beginning of year ...................................................      306,764,135       300,501,698
                                                                                            -------------------------------
                   End of year* ........................................................    $ 298,721,935     $ 306,764,135
                                                                                            ===============================
                          * Undistributed investment income--net .......................    $   3,284,530     $   5,625,994
                                                                                            ===============================

      See Notes to Financial Statements.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  29

Financial Highlights                                        MuniYield Fund, Inc.

                                                                                    For the Year Ended
                                                                                        October 31,
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.             2005        2004        2003        2002        2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ........   $  14.31    $  13.85    $  13.28    $  13.55    $  13.08
                                                                 --------------------------------------------------------
                   Investment income--net ....................       1.11+       1.09+       1.06+       1.04        1.03
                   Realized and unrealized gain (loss)--net ..        .21         .41         .52        (.31)        .52
                   Dividends to Preferred Stock
                    shareholders from investment income--net .       (.16)       (.07)       (.07)       (.08)       (.22)
                                                                 --------------------------------------------------------
                   Total from investment operations ..........       1.16        1.43        1.51         .65        1.33
                                                                 --------------------------------------------------------
                   Less dividends to Common Stock
                    shareholders from investment income--net .       (.99)       (.96)       (.94)       (.92)       (.86)
                   Offering and underwriting costs resulting
                    from issuance of Preferred Stock .........         --++      (.01)         --          --          --
                                                                 --------------------------------------------------------
                   Net asset value, end of year ..............   $  14.48    $  14.31    $  13.85    $  13.28    $  13.55
                                                                 ========================================================
                   Market price per share, end of year .......   $  14.20    $  13.74    $  13.29    $  12.88    $  13.94
                                                                 ========================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ........       8.38%      11.04%      11.99%       5.07%      10.51%
                                                                 ========================================================
                   Based on market price per share ...........      10.69%      11.11%      10.80%       (.94%)     17.79%
                                                                 ========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement** ....       1.02%        .97%        .99%       1.01%       1.01%
                                                                 ========================================================
                   Total expenses** ..........................       1.02%        .98%        .99%       1.01%       1.01%
                                                                 ========================================================
                   Total investment income--net** ............       7.55%       7.75%       7.86%       7.97%       7.74%
                                                                 ========================================================
                   Amount of dividends to Preferred Stock
                    shareholders .............................       1.10%        .51%        .50%        .74%       1.63%
                                                                 ========================================================
                   Investment income--net, to Common Stock
                    shareholders .............................       6.45%       7.24%       7.36%       7.23%       6.11%
                                                                 ========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders .       2.09%       1.05%       1.02%       1.50%       3.33%
                                                                 ========================================================


30                 ANNUAL REPORTS           OCTOBER 31, 2005

Financial Highlights (concluded)                            MuniYield Fund, Inc.

                                                                                    For the Year Ended
                                                                                        October 31,
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.             2005        2004        2003        2002        2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                    end of year (in thousands) ...............   $644,825    $636,019    $615,169    $590,101    $524,737
                                                                 ========================================================
                   Preferred Stock outstanding, end of year
                    (in thousands) ...........................   $343,000    $343,000    $293,000    $293,000    $250,000
                                                                 ========================================================
                   Portfolio turnover ........................      32.66%      23.62%      61.95%     104.63%      83.26%
                                                                 ========================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 .................   $  2,880    $  2,854    $  3,100    $  3,014    $  3,099
                                                                 ========================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net ..........   $    524    $    266    $    256    $    346    $    816
                                                                 ========================================================
                   Series B--Investment income--net ..........   $    549    $    268    $    274    $    369    $    864
                                                                 ========================================================
                   Series C--Investment income--net ..........   $    531    $    268    $    261    $    353    $    847
                                                                 ========================================================
                   Series D--Investment income--net ..........   $    509    $    260    $    281    $    504    $    850
                                                                 ========================================================
                   Series E--Investment income--net ..........   $    522    $    244    $    236    $    346    $    805
                                                                 ========================================================
                   Series F@--Investment income--net .........   $    494    $    253    $    247    $    324          --
                                                                 ========================================================
                   Series G@@--Investment income--net ........   $    533    $     60          --          --          --
                                                                 ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
@     Series F was issued on November 19, 2001.
@@    Series G was issued on August 31, 2004.

      See Notes to Financial Statements.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  31

Financial Highlights                                MuniYield Quality Fund, Inc.

                                                                                    For the Year Ended
                                                                                        October 31,
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.             2005        2004        2003        2002        2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ........   $  15.54    $  15.36    $  15.19    $  15.27    $  14.18
                                                                 --------------------------------------------------------
                   Investment income--net ....................        .99+       1.03+       1.07+       1.06        1.06
                   Realized and unrealized gain (loss)--net ..       (.39)        .19         .13        (.13)       1.08
                   Dividends and distributions to Preferred
                    Stock shareholders:
                         Investment income--net ..............       (.14)       (.07)       (.07)       (.09)       (.21)
                         Realized gain--net ..................         --          --          --          --++        --
                                                                 --------------------------------------------------------
                   Total from investment operations ..........        .46        1.15        1.13         .84        1.93
                                                                 --------------------------------------------------------
                   Less dividends and distributions to
                    Common Stock shareholders:
                         Investment income--net ..............       (.96)       (.97)       (.96)       (.91)       (.84)
                         Realized gain--net ..................         --          --          --        (.01)         --
                                                                 --------------------------------------------------------
                   Total dividends and distributions to
                    Common Stock shareholders ................       (.96)       (.97)       (.96)       (.92)       (.84)
                                                                 --------------------------------------------------------
                   Offering and underwriting costs resulting
                    from issuance of Preferred Stock .........       (.02)         --          --          --          --
                                                                 --------------------------------------------------------
                   Net asset value, end of year ..............   $  15.02    $  15.54    $  15.36    $  15.19    $  15.27
                                                                 ========================================================
                   Market price per share, end of year .......   $  14.27    $  14.83    $  14.35    $  13.74    $  14.24
                                                                 ========================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ........       3.10%       8.26%       8.13%       6.12%      14.46%
                                                                 ========================================================
                   Based on market price per share ...........       2.64%      10.58%      11.68%       2.94%      25.47%
                                                                 ========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement** ....        .96%        .94%        .94%        .96%        .98%
                                                                 ========================================================
                   Total expenses** ..........................        .96%        .95%        .95%        .96%        .98%
                                                                 ========================================================
                   Total investment income--net** ............       6.46%       6.74%       6.89%       7.03%       7.18%
                                                                 ========================================================
                   Amount of dividends to Preferred Stock
                    shareholders .............................        .93%        .45%        .42%        .61%       1.45%
                                                                 ========================================================
                   Investment income--net, to Common Stock
                    shareholders .............................       5.53%       6.29%       6.47%       6.42%       5.73%
                                                                 ========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders .       2.12%       1.04%        .99%       1.40%       3.27%
                                                                 ========================================================


32                 ANNUAL REPORTS           OCTOBER 31, 2005

Financial Highlights (concluded)                    MuniYield Quality Fund, Inc.

                                                                                    For the Year Ended
                                                                                        October 31,
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.             2005        2004        2003        2002        2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                    end of year (in thousands) ...............   $456,886    $472,848    $467,370    $462,156    $464,522
                                                                 ========================================================
                   Preferred Stock outstanding, end of year
                    (in thousands) ...........................   $250,000    $200,000    $200,000    $200,000    $200,000
                                                                 ========================================================
                   Portfolio turnover ........................      35.62%      32.87%      33.92%      46.29%      89.58%
                                                                 ========================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 .................   $  2,828    $  3,364    $  3,337    $  3,311    $  3,323
                                                                 ========================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net ..........   $    540    $    271    $    273    $    370    $    852
                                                                 ========================================================
                   Series B--Investment income--net ..........   $    520    $    255    $    238    $    337    $    792
                                                                 ========================================================
                   Series C--Investment income--net ..........   $    536    $    261    $    253    $    349    $    832
                                                                 ========================================================
                   Series D--Investment income--net ..........   $    514    $    251    $    228    $    339    $    791
                                                                 ========================================================
                   Series E@--Investment income--net .........   $     72          --          --          --          --
                                                                 ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
@     Series E was issued on September 21, 2005.

      See Notes to Financial Statements.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  33

Financial Highlights                             MuniYield Quality Fund II, Inc.

                                                                                    For the Year Ended
                                                                                        October 31,
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.             2005        2004        2003        2002        2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ........   $  13.72    $  13.44    $  13.27    $  13.21    $  12.39
                                                                 --------------------------------------------------------
                   Investment income--net ....................        .89+        .94+        .97+        .94         .94
                   Realized and unrealized gain (loss)--net ..       (.25)        .27         .09          --++       .84
                   Dividends to Preferred Stock shareholders
                    from investment income--net ..............       (.14)       (.07)       (.07)       (.10)       (.22)
                                                                 --------------------------------------------------------
                   Total from investment operations ..........        .50        1.14         .99         .84        1.56
                                                                 --------------------------------------------------------
                   Less dividends to Common Stock
                    shareholders from investment income--net .       (.85)       (.86)       (.82)       (.78)       (.74)
                                                                 --------------------------------------------------------
                   Offering and underwriting costs resulting
                    from issuance of Preferred Stock .........       (.01)         --          --          --          --
                                                                 --------------------------------------------------------
                   Net asset value, end of year ..............   $  13.36    $  13.72    $  13.44    $  13.27    $  13.21
                                                                 ========================================================
                   Market price per share, end of year .......   $  12.86    $  12.69    $  12.18    $  11.75    $  12.07
                                                                 ========================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ........       3.98%       9.32%       8.28%       7.27%      13.47%
                                                                 ========================================================
                   Based on market price per share ...........       8.21%      11.57%      10.83%       3.95%      11.70%
                                                                 ========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement** ....       1.03%       1.01%       1.03%       1.06%       1.07%
                                                                 ========================================================
                   Total expenses** ..........................       1.03%       1.02%       1.03%       1.06%       1.07%
                                                                 ========================================================
                   Total investment income--net** ............       6.51%       7.00%       7.17%       7.26%       7.36%
                                                                 ========================================================
                   Amount of dividends to Preferred Stock
                    shareholders .............................       1.03%        .51%        .50%        .78%       1.74%
                                                                 ========================================================
                   Investment income--net, to Common Stock
                    shareholders .............................       5.48%       6.49%       6.67%       6.48%       5.62%
                                                                 ========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock shareholders .       2.08%       1.04%       1.00%       1.51%       3.31%
                                                                 ========================================================


34                 ANNUAL REPORTS           OCTOBER 31, 2005

Financial Highlights (concluded)                 MuniYield Quality Fund II, Inc.

                                                                                    For the Year Ended
                                                                                        October 31,
The following per share data and ratios have been derived        --------------------------------------------------------
from information provided in the financial statements.             2005        2004        2003        2002        2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                    end of year (in thousands) ...............   $298,722    $306,764    $300,502    $296,847    $295,457
                                                                 ========================================================
                   Preferred Stock outstanding, end of year
                    (in thousands) ...........................   $160,000    $150,000    $150,000    $150,000    $150,000
                                                                 ========================================================
                   Portfolio turnover ........................      37.55%      32.30%      42.06%      42.89%      98.99%
                                                                 ========================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 .................   $  2,867    $  3,045    $  3,003    $  2,979    $  2,970
                                                                 ========================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net ..........   $    536    $    271    $    276    $    390    $    855
                                                                 ========================================================
                   Series B--Investment income--net ..........   $    514    $    253    $    240    $    388    $    853
                                                                 ========================================================
                   Series C--Investment income--net ..........   $    510    $    252    $    235    $    351    $    777
                                                                 ========================================================
                   Series D@--Investment income--net .........   $     71          --          --          --          --
                                                                 ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
@     Series D was issued on September 21, 2005.

      See Notes to Financial Statements.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  35

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbol MYD for MuniYield Fund, Inc., MQY for MuniYield Quality Fund, Inc. and MQT for MuniYield Quality Fund II, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


36                 ANNUAL REPORTS           OCTOBER 31, 2005

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of each Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Reclassification --

MuniYield Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $161,034 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

MuniYield Quality Fund II, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $82 has been reclassified between accumulated realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2005, FAM reimbursed each Fund as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
MuniYield Fund, Inc. ................................................    $11,515
MuniYield Quality Fund, Inc. ........................................    $12,463
MuniYield Quality Fund II, Inc. .....................................    $ 6,003
--------------------------------------------------------------------------------

For the year ended October 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees in connection with the issuance of the Funds' Preferred Stock. The underwriting fees were as follows:

--------------------------------------------------------------------------------
                                                               Underwriting Fees
--------------------------------------------------------------------------------
MuniYield Fund, Inc. ................................................         --
MuniYield Quality Fund, Inc. ........................................   $500,000
MuniYield Quality Fund II, Inc. .....................................   $100,000
--------------------------------------------------------------------------------

In addition, MLPF&S received $1,500 in commissions on the execution of portfolio security transactions for MuniYield Quality Fund, Inc. for the year ended October 31, 2005.

For the year ended October 31, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
MuniYield Fund, Inc. ................................................    $25,727
MuniYield Quality Fund, Inc. ........................................    $16,089
MuniYield Quality Fund II, Inc. .....................................    $11,118
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  37

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                    MuniYield        MuniYield
                                 MuniYield          Quality           Quality
                                 Fund, Inc.        Fund, Inc.      Fund II, Inc.
--------------------------------------------------------------------------------
Total Purchases ..........      $317,345,295      $283,411,289      $177,029,721
Total Sales ..............      $345,908,340      $236,799,708      $168,891,081
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

MuniYield Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 93,211 as a result of dividend reinvestment. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

MuniYield Quality Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 remained constant.

MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 remained constant.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                    MuniYield        MuniYield
                                 MuniYield          Quality           Quality
                                 Fund, Inc.        Fund, Inc.      Fund II, Inc.
--------------------------------------------------------------------------------
Series A ....................      2.57%              2.67%            2.82%
Series B ....................      2.64%              2.50%            2.72%
Series C ....................      2.60%              2.60%            2.50%
Series D ....................      2.54%              2.70%            2.53%
Series E ....................      2.55%              2.80%              --
Series F ....................      2.55%                --               --
Series G ....................      2.70%                --               --
--------------------------------------------------------------------------------

MuniYield Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 remained constant. Shares issued and outstanding during the year ended October 31, 2004 increased by 2,000 shares from the issuance of an additional series of Preferred Stock.

MuniYield Quality Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 2,000 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .......................................            $371,770
MuniYield Quality Fund, Inc. ...............................            $223,965
MuniYield Quality Fund II, Inc. ............................            $194,462
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Stock on November 29, 2005 to shareholders of record on November 15, 2005. The amount of the tax-exempt income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                         Amount
--------------------------------------------------------------------------------
MuniYield Fund, Inc. .......................................            $.083000
MuniYield Quality Fund, Inc. ...............................            $.076000
MuniYield Quality Fund II, Inc. ............................            $.067000
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

--------------------------------------------------------------------------------
MuniYield Fund, Inc.                              10/31/2005          10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $51,281,196         $45,938,850
                                                 -------------------------------
Total distributions ....................         $51,281,196         $45,938,850
                                                 ===============================


38                 ANNUAL REPORTS           OCTOBER 31, 2005

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
MuniYield Quality Fund, Inc.                      10/31/2005          10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $33,634,936         $31,648,891
                                                 -------------------------------
Total distributions ....................         $33,634,936         $31,648,891
                                                 ===============================

--------------------------------------------------------------------------------
MuniYield Quality Fund II, Inc.                   10/31/2005          10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $22,248,656         $20,675,645
                                                 -------------------------------
Total distributions ....................         $22,248,656         $20,675,645
                                                 ===============================

As of October 31, 2005, the components of accumulated earnings/losses on a tax basis were as follows:

-----------------------------------------------------------------------------
MuniYield Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .....................       $ 10,515,180
Undistributed ordinary income--net .......................            161,034
Undistributed long-term capital losses--net ..............                 --
                                                                 ------------
Total undistributed earnings--net ........................         10,676,214
Capital loss carryforward ................................        (43,211,705)*
Unrealized gains--net ....................................         39,360,326**
                                                                 ------------
Total accumulated earnings--net ..........................       $  6,824,835
                                                                 ============

* At October 31, 2005, the Fund had a net capital loss carryforward of $43,211,705, of which $3,242,729 expires in 2006, $7,973,446 expires in
      2007, $25,806,020 expires in 2008, $6,000,235 expires in 2009 and $189,275 expires in 2010. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

-----------------------------------------------------------------------------
MuniYield Quality Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .....................       $  3,722,146
Undistributed long-term capital losses--net ..............                 --
                                                                 ------------
Total undistributed earnings--net ........................          3,722,146
Capital loss carryforward ................................         (2,453,619)*
Unrealized gains--net ....................................         29,354,217**
                                                                 ------------
Total accumulated earnings--net ..........................       $ 30,622,744
                                                                 ============

* At October 31, 2005, the Fund had a net capital loss carryforward of $2,453,619, of which $114,477 expires in 2010 and $2,339,142 expires in
      2012. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

-----------------------------------------------------------------------------
MuniYield Quality Fund II, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income--net .....................       $  3,284,530
Undistributed long-term capital losses--net ..............                 --
                                                                 ------------
Total undistributed earnings--net ........................          3,284,530
Capital loss carryforward ................................        (35,441,922)*
Unrealized gains--net ....................................         17,120,909**
                                                                 ------------
Total accumulated losses--net ............................       $(15,036,483)
                                                                 ============

* At October 31, 2005, the Fund had a net capital loss carryforward of $35,441,922, of which $2,730,523 expires in 2007, $26,079,903 expires in
      2008, $1,096,837 expires in 2010 and $5,534,659 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniYield Fund, Inc., MuniYield Quality Fund,
Inc. and MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. (the "Funds") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005

Fund Certification (unaudited)

In May 2005, MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


40                 ANNUAL REPORTS           OCTOBER 31, 2005

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York for MuniYield Fund, Inc. and MuniYield Quality Fund II, Inc. and Equiserve Trust Company N.A. for MuniYield Quality Fund, Inc. (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.


Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for MuniYield Fund, Inc. and MuniYield Quality Fund II, Inc. and Equiserve Trust Company N.A. (c/o Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523 for MuniYield Quality Fund, Inc.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  41

Disclosure of Investment Advisory Agreement Activities of and Composition of the Board of Directors

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Boards are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approvals by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately with respect to each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; and
(d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. Each Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transaction, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of


42                 ANNUAL REPORTS           OCTOBER 31, 2005
funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that the performance of MuniYield Fund, Inc. was superior. It ranked in the first quintile for the one-, three- and five-year periods ended May 31, 2005. The Board noted that the performance of MuniYield Quality Fund, Inc. ranked in the third quintile for the one- and three-year periods, and in the first quintile for the five-year period, ended May 31, 2005. The Board noted that the performance of MuniYield Quality II Fund, Inc. ranked in the first quintile for the one-, three- and five-year periods ended May 31, 2005. Considering these factors, each Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- Each Board reviews at least annually the Fund's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. Each Board also considered the experience of the Fund's portfolio manager. The Board of MuniYield Fund, Inc. noted that Mr. Jaeckel has more than fifteen years of experience in portfolio management. The Boards of MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. noted that Mr. Kalinoski has more than five years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Funds. Each Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other, comparable funds. In the case of each Fund, the contractual and actual management fee rates, as well as the total expenses, were lower than the median of fees and expenses charged by comparable funds, as determined by Lipper. Each Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability -- Each Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Boards also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  43

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.

            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since        39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from            59 Portfolios
            08543-9095                           1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              39 Funds        Kimco
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;
            Age: 70                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman
                                                 thereof from 2002 to 2005, and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation since
                                                 1998 and its Vice Chairman since 2000; Member
                                                 of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.


44                 ANNUAL REPORTS           OCTOBER 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1991     John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               (MYD)    University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                  and 1992 1980; President, Hudson Institute since 1997
            Age: 66                     (MQY &   and Trustee thereof since 1980; Dean, Gallatin
                                        MQT) to  Division of New York University from 1976 to
                                        present  1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director,
                                                 Damon Corp. from 1991 to 1995; Overseer,
                                                 Center for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of Governors thereof from 1994 to
                                                 1997; Shareholder, Poole, Kelly & Ramo, Attorneys
                                                 at Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to
            Age: 68                              1995; Chairman of Salomon Brothers Equity
                                                 Mutual Funds from 1992 to 1995; regular
                                                 columnist with Forbes Magazine from 1992 to
                                                 2002; Director of Stock Research and U.S. Equity
                                                 Strategist at Salomon Brothers Inc. from 1975 to
                                                 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1992 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood              60 Portfolios
            08543-9095                           Associates (financial consultants) since 1975;
            Age: 72                              Chairman of R.P.P. Corporation (manufacturing
                                                 company) since 1978; Director of International
                                                 Mobile Communications, Inc. (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Co-Chairman of the Board and the Audit Committee.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  45

Officers and Directors (concluded)

                              Position(s)       Length of
                              Held with         Time
Name        Address & Age     Funds             Served            Principal Occupation(s) During Past 5 Years

====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         2004     Managing Director of MLIM since 2005; Director (Municipal Tax-Exempt Fund
R. Jaeckel  Princeton, NJ  President    (MYD) to Management) of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
Jr.         08543-9011                  present
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Michael A.  P.O. Box 9011  Vice         1999     Vice President of MLIM since 1999.
Kalinoski   Princeton, NJ  President    (MQY)
            08543-9011                  and 2000
            Age: 35                     (MQT) to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *   Officers of the Funds serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

MuniYield Fund, Inc. and
MuniYield Quality Fund II, Inc.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

MuniYield Quality Fund, Inc.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Equiserve Trust Company N.A.
(c/o Computershare
Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286


46                 ANNUAL REPORTS           OCTOBER 31, 2005

Investment Objectives

NYSE Symbol       MuniYield Fund, Inc. seeks to provide shareholders with as
MYD               high a level of current income exempt from federal income
                  taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       MuniYield Quality Fund, Inc. seeks to provide shareholders
MQY               with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

NYSE Symbol       MuniYield Quality Fund II, Inc. seeks to provide shareholders
MQT               with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer. The Fund invests primarily in insured municipal bonds.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  47

Proxy Results                                       MuniYield Quality Fund, Inc.

During the six-month period ended October 31, 2005, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Voted   Shares Voted
                                                              For          Against         Abstain
----------------------------------------------------------------------------------------------------
3. To approve an amendment to Articles Supplementary or
   Certificate of Designation                              17,122,385      2,317,216       896,675
----------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2005, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposal. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Voted   Shares Voted
                                                              For          Against         Abstain
----------------------------------------------------------------------------------------------------
3. To approve an amendment to Articles Supplementary or
   Certificate of Designation                                   7,394            569            36
----------------------------------------------------------------------------------------------------

Proxy Results                                    MuniYield Quality Fund II, Inc.

During the six-month period ended October 31, 2005, MuniYield Quality Fund II, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Voted   Shares Voted
                                                              For          Against         Abstain
----------------------------------------------------------------------------------------------------
3. To approve an amendment to Articles Supplementary or
   Certificate of Designation                              11,306,335        900,082       465,977
----------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2005, MuniYield Quality Fund II, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Voted   Shares Voted
                                                              For          Against         Abstain
----------------------------------------------------------------------------------------------------
3. To approve an amendment to Articles Supplementary or
   Certificate of Designation                                   5,605            342            51
----------------------------------------------------------------------------------------------------


48                 ANNUAL REPORTS           OCTOBER 31, 2005

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

Important Tax Information

All of the net investment income distributions paid by MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


                   ANNUAL REPORTS           OCTOBER 31, 2005                  49

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


50                 ANNUAL REPORTS           OCTOBER 31, 2005

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of MuniYield Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield Fund, Inc.
MuniYield Quality Fund, Inc.
MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #MYQII -- 10/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2005 - $30,000
                                  Fiscal Year Ending October 31, 2004 - $28,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2005 - $19,900
                                  Fiscal Year Ending October 31, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees, and services rendered in connection with the registration and issuance of a new series of AMPS.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2005 - $5,700
                                  Fiscal Year Ending October 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2005 - $0
                                  Fiscal Year Ending October 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2005 - $6,277,749
             Fiscal Year Ending October 31, 2004 - $13,270,096

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot (as of June 1, 2005)
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

      (a)(1) Mr. Michael A. Kalinoski is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Kalinoski has been a portfolio manager and Vice President of MLIM since 1999 and has 12 years of experience investing in Municipal Bonds, including six years as a portfolio manager on behalf of registered investment companies. He has been a Vice President and portfolio manager of the Fund since 2000.

      (a)(2)As of October 31, 2005:

                                                                              (iii) Number of Other Accounts and
                            (ii) Number of Other Accounts Managed               Assets for Which Advisory Fee is
                                  and Assets by Account Type                           Performance-Based

                             Other                                            Other
      (i) Name of         Registered         Other Pooled                  Registered      Other Pooled
      Portfolio           Investment          Investment        Other      Investment       Investment        Other
      Manager              Companies           Vehicles       Accounts      Companies        Vehicles       Accounts
      Michael A.
      Kalinoski                     3                 0              0              0                 0            0
                       $1,086,464,466         $       0        $     0     $        0         $       0      $     0

      (iv)   Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of October 31, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of October 31, 2005, Mr. Kalinoski does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield Quality Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield Quality Fund, Inc.

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield Quality Fund, Inc.

Date: December 16, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield Quality Fund, Inc.

Date: December 16, 2005